                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT ("Loan Agreement") is made as of this 21st day of May, 1993 by and between CABOT-MORGAN REAL ESTATE COMPANY, a Delaware corporation (hereinafter referred to as "Lender"), and CM/CP BULL RUN JOINT VENTURE, a Delaware general partnership (hereinafter referred to as "Borrower").

                              W I T N E S S E T H:

         A. Borrower owns certain real property situated in Prince William County, Virginia (the "Property").

         B. NationsBank of D.C., N.A. has made a loan to Borrower in the amount of Nine Million Seven Hundred Fifty Thousand and No/100 Dollars ($9,750,000.00) (the "NationsBank Loan").

         C. Lender has agreed to advance to Borrower a loan in the aggregate amount of up to Seven Million Two Hundred Thousand Dollars ($7,200,000.00) (the "Loan"), and has executed and delivered to Lender a Promissory Note (the "Note") of even date herewith in the aforesaid amount.

         D. To secure the Note and Borrower's performance of the terms and conditions of this Loan Agreement, Borrower has executed and delivered a Second Deed of Trust (the "Junior Trust") of even date herewith conveying certain real property and all improvements located thereon, and described on Exhibit A attached hereto and made a part hereof (the "Property"), to Philip J. Ward and Laurie S. Fulton, Trustees, which Junior Trust is to be recorded in the Office of the Clerk of the Circuit Court for Prince William County, Virginia, and shall be subordinate to that certain First Deed of Trust (the "Senior Trust") which was granted in order to secure the NationsBank Loan, and to all rights of the Senior Trustholder (defined herein) as provided in said Senior Trust. The holder of the NationsBank Loan, as defined in the promissory note securing the NationsBank Loan or in the Senior Trust, shall hereafter be called the "Senior Trustholder".

         E. Borrower intends to use the proceeds of the Loan to fund the construction of certain improvements on the Property (the "Improvements") as outlined in the Improvement Budget attached hereto as Exhibit B and made a part hereof.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and of the recitals set forth above, which are incorporated herein by reference, Lender and Borrower agree as follows:

                              ARTICLE I - The Loan

         1.1 The Loan shall be held by Lender, to be advanced from time to time for payment of the costs of constructing the Improvements. Subject to the terms and conditions of this Loan Agreement, Lender agrees to advance the balance of the Loan to Borrower for the purposes set forth on Exhibit B attached hereto. All advances of the Loan will be made under the Note and will be secured by the Junior Trust and such other documents as shall be delivered by Borrower to Lender in connection with the Loan (the "Loan Documents"). In no event shall Lender be obligated to advance any amount in excess of Seven Million Two Hundred Thousand Dollars ($7,200,000.00).

         1.2 Changes in the Improvement Budget shall require the consent of Lender, which shall not be unreasonably withheld. Lender agrees to approve such proposed changes within ten (10) days of Lender's and of Senior Trustholder's receipt of a request from Borrower. Notwithstanding the foregoing, changes in the Improvement Budget or the plans and specifications which, in the aggregate, involve work costing less than Seven Hundred Twenty Thousand and No/100 Dollars ($720,000.00) shall not require Lender's and Senior Trustholder's consent.

         1.3 Unless extended pursuant to this Section 1.3, all outstanding amounts under the Loan and all accrued and unpaid interest thereon shall be due and payable on May 21st, 1996 (the "Maturity Date"). Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower shall have the right, at its option, to extend the term of the Note for two (2) consecutive periods of one (1) year each (the "Extension Periods"), in which event the Note shall be due and payable no later than May 21st, 1998, provided all of the following conditions shall be satisfied: (i) No Event of Default (as defined below) shall exist under the Note or any of the other Loan Documents (as hereinafter defined), nor shall there exist any event, condition, or circumstances which, with notice and/or the passage of time, would constitute an Event of Default under the Note or any of the other Loan Documents; (ii) Lender shall not have received notice of any then-existing default in the performance or observation of any of the covenants, agreements or conditions to be performed or observed by Borrower under the NationsBank Loan or Senior Trust, nor of any Event of Default as defined therein, (iii) Borrower shall give Holder and Senior Trustholder written notice of its exercise of such option to extend at least sixty (60) days prior to the then-applicable Maturity Date; (iv) if requested by Holder, Borrower shall execute an extension agreement in form and content reasonably acceptable to Holder, and will execute acknowledge and deliver such other documents, certificates and opinions related thereto as are reasonably requested by Holder and copies of any and all of which such documents, certificates and opinions shall be provided to Senior Trustholder; and (v) the interest rate in effect during each of the Extension Periods shall be as follows: during the first six (6) months of the first Extension Period, nine and one-half percent (9.5%), and during the last six (6) months of said period, ten percent (10%); during the first six (6) months of the second Extension Period, ten and one-half percent (10.5%), and during the last six (6) months of said period, eleven percent (11%).

            ARTICLE II - Representations, Warranties, and Covenants

         2. Borrower represents and warrants to Lender that the proceeds of the Loan shall be used solely for the payment of the costs of constructing the Improvements.

                 2.1 Borrower hereby indemnifies Lender and agrees to hold Lender free and harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and attorneys' fees, except those caused by gross negligence or willful misconduct of Lender arising from or in any way connected with construction of the Improvements, including without limitation (i) any act or omission occurring or happening in or on the Property in connection with such construction, (ii) any contract, agreement, or instrument entered into by Borrower relating to construction of the Improvements, and (iii) mechanic's or supplier's liens filed or asserted in connection with the construction of the Improvements (subject to Borrower's right, as set forth in the Junior Trust, to bond off mechanic's and supplier's liens).

                             ARTICLE III - Advances

         3. The following shall be the conditions precedent to each disbursement of the Loan proceeds (except to the extent waived in writing by Lender and any such condition waived by Lender as to any particular advance may be reimposed as a condition of subsequent advances):

                 3.1 The Borrower's representations and warranties in this Loan Agreement shall be true and correct in all material respects as of the date of such advance, as though such representations and warranties were made on such date.

                 3.2 There shall not have occurred and be continuing any default in the performance or observance of any of the covenants, agreements, or conditions to be performed or observed by Borrower under this Loan Agreement or the NationsBank Loan or any of the other Loan Documents, nor shall there have occurred and be continuing any event, fact, or circumstances which, with the passage of time, the giving of notice, or both, could constitute such a default under this Loan or the NationsBank Loan.

                 3.3 The conditions and requirements set forth in Sections 4.1 and 4.2 have been satisfied.

                 3.4 The advance shall be for the purpose of paying an expense contemplated and authorized in the Improvement Budget.

                 3.5 The sum of (i) the amount of the Loan then outstanding, and (ii) the amount of the NationsBank Loan then outstanding shall not exceed sixty percent (60%) of the value of the Property and improvements thereon as of the date of the Draw Request (as defined below). It is understood and agreed that this provision may not be waived or amended by Lender without the prior written consent of the holder of the Senior Trust, in its sole discretion.

                 3.6 Borrower shall not be entitled to receive an advance more frequently than once during every thirty (30) day period.

                 3.7 Lenders shall not have received notice of any then-existing default in the performance or observance of any of the covenants, agreements or conditions to be performed or observed by Borrower under the NationsBank Loan or Senior Trust, nor of any Event of Default as defined therein.

                 3.8 Borrower shall separate fully all Improvements upon portions of the Property on which demolition will precede reconstruction and finishings ("Category 1 Improvement") from those Improvements upon portions of the Property on which the Improvements will not include any demolition ("Category 2 Improvements"). All work to be performed in portions of the Property where demolition is to occur will be included in the Category 1 Improvements, whether the work of said contractors, suppliers, or materialmen is directly demolition- related or not.

                      ARTICLE IV - Procedure for Advances

         4. Advances under the Note pursuant to this Loan Agreement shall be made in accordance with the following procedure and requirements:

                 4.1 Borrower shall sign and submit to Lender a Letter requesting an advance (a "Draw Request"). Each Draw Request shall be accompanied by such information as may be reasonably required by Lender and shall constitute a representation that all prior advances have been used and applied for the purposes stated in prior Draw Requests, and that all work to be paid for by the advance has been completed. Lender reserves the right prior to each advance to inspect the work performed to date. Lender agrees to disburse advances to Borrower within ten (10) days after Lender's receipt of a Draw Request. Borrower shall submit separate Draw Requests for Category 1 Improvements and Category 2 Improvements. Senior Trustholder shall receive complete copies of lien waivers executed by all contractors, subcontractors, suppliers and materialmen having lien rights pursuant to law, such that Senior Trustholder has in its possession complete lien waivers that are effective through a date not more than thirty (30) days prior to the date of each Draw Request.

                 4.2 Upon receipt of each Draw Request, Chicago Title Insurance Company (the "Title Insurer") shall be requested by Lender to update its title search and to issue an endorsement to Lender's title insurance policy certifying and insuring to Lender and Senior Trustholder that title to the Property is in the name of Borrower and that there are no liens on the Property other than those previously approved by Lender and Senior Trustholder and permitted encumbrances set forth on the title commitment (the "Permitted Encumbrances"). Such endorsement shall increase the coverage under the title insurance policy by the amount requested in the Draw Request, and shall extend the effective date of such policy to the date of disbursement of the advance so requested.

                 4.3 If the improvements situated on the Property suffer damage or destruction, Lender may, without liability, refuse to make any advances of funds until satisfactory arrangements for restoration or replacement of such improvements have been made.

                 4.4 Upon the occurrence of an Event of Default, or any condition which the giving of notice or the passage of time or both would constitute and Event of Default, Lender may, in its sole discretion, advance proceeds of the Loan in order to satisfy the conditions hereof, and may advance funds directly on Borrower's account, and amounts so applied shall be part of the obligation evidenced by the Note and shall be secured by the Junior Trust.

                          ARTICLE V - Loan Commitment

         5. Lender hereby covenants and agrees that, in the event that Borrower exercises its option to extend the term of the Note pursuant to the provisions of Section 1.3 hereof, it will advance additional funds in order to fully refinance the NationsBank Loan on or before May 21st, 1996. In the event that Lender is notified at least sixty (60) days prior to the maturity of the NationsBank Loan, in accordance with the above, Lender will advance the sum of Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000) subject to the following conditions precedent.

                 5.1 Upon the refinancing of the NationsBank Loan, Lender will acquire a first priority lien on the Property. This may be accomplished through (i) a purchase of the NationsBank Note, (ii) by making an additional advance under the Junior Trust and the payoff of the NationsBank Loan, or (iii) any other manner reasonably requested by Lender. In all events, Lender must receive a "bring down" certificate relating to the Property and a valid mortgagee title insurance policy insuring Lender's first lien priority on the day the funds are to by advanced and that there are no liens on the Property other than those previously approved by Lender and permitted encumbrances set forth on the title commitment.

                 5.2 The interest rate and maturity date for the additional funds to be advanced under this Article V are to be the same as those contained in the Note.

                 5.3 In no event shall the sum of (i) the amount of the Loan then outstanding and (ii) the amount to be advanced under this Article V to refinance the NationsBank Loan exceed sixty percent (60%) of the value of the Property and improvements thereon as of the date of the refinancing.

                 5.4 Borrower shall have delivered to the Lender either an amendment to the Note and the Junior Trust relating to the additional advances refinancing the NationsBank Loan or (ii) an assumption agreement and amendment to the NationsBank Loan documents reflecting the assignment thereof to Lender. In addition, Borrower shall deliver to Lender such other documentation as is reasonably requested by Lender to reflect the above transaction.

                 5.5 The terms and conditions of the Lender's commitment to refinance the NationsBank Loan are not limited to the above terms and conditions and this Agreement does not set forth in full all such requirements and conditions to refinance the NationsBank Loan. Those matters which are not covered by the above outline are subject to mutual agreement of the parties, and all matters are subject to amplification in the final documents to be executed pursuant to the provisions of Section 5.4 above.

                 5.6 Borrower shall be liable for and shall promptly pay all fees, expenses and charges incurred in connection with the refinancing of the NationsBank Loan.

                 5.7 Lender's obligation to refinance the NationsBank Loan may only be terminated by Lender in the event there shall have occurred and be continuing any default in the performance or observance of any of the covenants, agreements or conditions to be performed or observed by Borrower under this Loan Agreement or the NationsBank Loan or any of the other loan documents, or there shall have occurred and be continuing any event, fact or circumstances which, with the passage of time, the giving of notice, or both, could constitute such a default under this Loan or the NationsBank Loan. In such event, Lender shall give written notice in writing to Borrower prior to closing.

                         ARTICLE VI - Events of Default

         6. The occurrence of any one or more of the following shall constitute an Event of Default under this Loan Agreement ("Event of Default"):

                 6.1 The failure of Borrower to pay any sums properly due and owing to a contractor, subcontractor, or supplier within thirty (30) days after such payment is due, unless such payment is contested by Borrower and such contest does not result in a lien on the Property, or if any lien is filed, if the same is bonded off or otherwise removed to Lender's reasonable satisfaction.

                 6.2 The existence of any Event of Default by Borrower under any of the Loan Documents, which default continues beyond the applicable grace period.

                 6.3 The existence of any Event of Default under the NationsBank Loan or the Senior Trust (as defined therein).

                             ARTICLE VII - Remedies

                 7.1 Upon the occurrence of an Event of Default, Lender shall provide written notice thereof to Senior Trustholder and, subject to the Senior Trust and the rights of the Senior Trustholder (it being understood and agreed that such notice to the Senior Trustholder shall not grant the Senior Trustholder any rights to cure, shall not be deemed to extend any applicable cure periods and cannot be relied upon by Borrower for any reason whatsoever), Lender shall have all of the rights and remedies that Lender has as the result of a default under the Note, the Junior Trust, any other Loan Documents, or at law or in equity.

                 7.2 Upon the occurrence of an Event of Default and the expiration of any applicable cure period, or at any time thereafter, upon written request by Lender, Borrower shall deliver to Lender and Lender shall be entitled to use, without cost or obligation to Lender, and without any representation by Borrower, all of Borrower's rights, title and interest in any plans, specifications, schematic designs, engineering data, information regarding utilities serving the Property, topographical information, aerial or field surveys of photographs, models, samples, renderings, contracts, statements, agreements, and all other materials relating to or required in connection with Borrower's construction of the Improvements.

                 7.3 If a default or an Event of Default shall occur hereunder, Lender shall have no obligation to make any further advances to Borrower hereunder. In addition, Lender reserves the right to withhold making any advance while Borrower is exercising its rights, if any, to cure a default during any applicable grace or cure period.

                    ARTICLE VIII - Miscellaneous Provisions

                 8.1 Borrower shall not, without the prior written consent of Lender or Senior Trustholder, which consents Lender or Senior Trustholder may withhold in their respective sole discretion, assign or transfer (i) this Loan Agreement or any of the other Loan Documents, (ii) any of Borrower's rights or obligations under any of the Loan Documents, (iii) any portion of the Loan proceeds, or (iv) Borrower's interest in the Property; provided, however, Borrower shall have the right to make any transfers allowed under the Senior Trust without the written consent of Lender or the Senior Trustholder.

                 8.2 No failure or delay by Lender in the exercise of any rights or remedies available to its hereunder, under the Note, or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any such right or remedy preclude any further exercise thereof or of any other right or remedy. The remedies provided herein and in the Note, or which are available at law or in equity are cumulative and not alternative.

                 8.3 All notices, Draw Requests, and other communications hereunder shall be sent by hand or by first class mail, postage prepaid, or by overnight delivery service, and addressed as follows:

         To Borrower:                      CM/CP Bull Run Joint Venture
                                           c/o Combined Properties, Inc.
                                           1899 L Street, N.W.
                                           Washington, D.C.  20036
                                           Attn:  David Roodberg

         To Lender:                        Cabot Morgan Real Estate Company
                                           c/o Dart Group Corp.
                                           3300 75th Avenue
                                           Landover, Maryland  20785
                                           Attn:  Ron Marshall

Either party may change its address for the giving of notice or the person to whose attention such notice is to be directed by giving written notice of such change in the manner hereinabove provided. The party receiving a change of address notice agrees to acknowledge receipt of the same in writing. Notwithstanding the foregoing, notices of default or Event of Default shall be given in the manner provided in the Junior Trust.

                 8.4 This Loan Agreement and the Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                 8.5 Neither this Loan Agreement nor any of the other Loan Documents may be modified, amended, waived, or discharged except by a written instrument duly executed by the party against whom such modification, amendment, waiver, or discharge is sought to be enforced.

                 8.6 The parties hereto expressly declare that it is their joint and mutual intention that this Loan Agreement and the transactions contemplated hereby shall not be construed as creating a third party beneficiary contract, and neither this Loan Agreement nor any of the other Loan Documents shall be construed as giving or conferring any rights or benefits whatsoever to or upon any other persons or entities other than Borrower and Lender.

                 8.7 The descriptive headings of the sections of this Loan Agreement are only for convenience of reference and shall not be used in interpreting this Loan Agreement.

                 8.8 This Loan Agreement, the Note, the Junior Trust and the Loan Documents are intended to be construed as part of the same transaction, and all of the rights, remedies, covenants, agreements, conditions, terms, and provisions contained in any one of the Loan Documents shall be deemed to be included in each of the other Loan Documents with the same force and effect as though set forth in full therein. In the event any of the provisions of this Loan Agreement are in conflict with or inconsistent with the provisions of the Junior Trust, this Loan Agreement shall govern and control.

                 8.9 In the event any provision of this Loan Agreement is held to be invalid or unenforceable as applied to a specific set of circumstances, then, at Lender's option, (i) all of the other provisions of this Loan Agreement, including such unenforceable provision as applied to any other circumstances, shall continue in full force and effect; or (ii) such invalid or unenforceable provision shall be treated as though not contained herein and shall not effect any other provisions or the remaining part of any effective provision, and this Loan Agreement shall be construed as if such invalid or unenforceable provision or part thereof had never been contained herein.

                 8.10 This Loan Agreement and all of the other Loan Documents shall be binding upon Borrower, and (subject to the restrictions on assignment or transfer contained herein) upon its successors, assigns, and legal representatives, and shall inure to the benefit of Lender and its successors and assigns.

                 8.11 Any capitalized terms used herein for which no definition is provided shall have the same meaning given to that term in the Note, the Deed of Trust and all of the other Loan Documents.

                 8.12 This Loan Agreement may be executed in counterpart copies, each of which shall constitute an original, and all of which together shall constitute an original, and all or which together shall constitute one and the same document.

                 8.13 Time is of the essence of this Loan Agreement and of each and every term, covenant, and condition herein.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.


                                                   BORROWER:
                                                   ---------

                                                   CM/CP BULL RUN JOINT VENTURE,
                                                   a Delaware general partnership

                                                   By:      CP/BULL RUN LIMITED PARTNERSHIP,
                                                            a Maryland limited partnership,
                                                            general partner

                                                            By:     BULL RUN, INC.,
                                                                    a Maryland corporation,
Witness:                                                            general partner



                                                                    By:   Ronald S. Haft
- --------------------------                                             -------------------------
                                                                    Title:    President
                                                                          ----------------------

Witness:                                           By:      CABOT-MORGAN REAL ESTATE COMPANY,
                                                            a Delaware corporation,
                                                            general partner


                                                            By:         Herbert H. Haft
- --------------------------                                     -------------------------------
                                                            Title:      Chairman
                                                                  ----------------------------

                                                   LENDER:
                                                   -------

Witness:                                           CABOT-MORGAN REAL ESTATE COMPANY,
                                                   a Delaware corporation


                                                   By:    Herbert H. Haft
- --------------------------                            ------------------------------------
                                                   Title:    Chairman
                                                         ---------------------------------

                      THIS IS A CREDIT LINE DEED OF TRUST



          ------------------------------------------------------------

                  SECOND DEED OF TRUST AND SECURITY AGREEMENT

                                      from

                          CM/CP BULL RUN JOINT VENTURE

                                       to

                                 Philip J. Ward
                                      and
                         Laurie S. Fulton, as Trustees

                               for the benefit of

                        CABOT-MORGAN REAL ESTATE COMPANY

                                  dated as of

                                   May 21, 1993

          ------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I                 Particular Covenants and Agreements of the
                          Borrower .......................................  4

         Section 1.01.    Payment of the Obligations; Title, etc. ........  4
         Section 1.02.    Documents and Certifications ...................  5
         Section 1.03.    Compliance with Legal Requirements .............  6
         Section 1.04.    Repair; Utilities; Required Insurance ..........  7
         Section 1.05.    Insurance Proceeds .............................  8
         Section 1.06.    Assignments of Policies Upon Foreclosures ......  8
         Section 1.07.    Indemnification ................................  8
         Section 1.08.    Impositions ....................................  9
         Section 1.09.    Condemnation ................................... 10
         Section 1.10.    Additional Security ............................ 10
         Section 1.11.    Renewals ....................................... 10
         Section 1.12.    Fees and Expenses .............................. 11

ARTICLE II                Security Agreement ............................. 11

         Section 2.01.    Creation of Security Interest in the
                          Trust Estate ................................... 11
         Section 2.02.    Representations and Warranties of the
                          Borrower ....................................... 12

ARTICLE III               Remedies ....................................... 12

         Section 3.01.    Remedies ....................................... 12
         Section 3.02.    Application of Proceeds ........................ 16
         Section 3.03.    Right to Sue ................................... 17
         Section 3.04.    Powers of the Trustee and the Lender ........... 18
         Section 3.05.    Event of Default ............................... 19

ARTICLE IV                The Trustee .................................... 20

         Section 4.01.    Acceptance by Trustee .......................... 20
         Section 4.02.    Action in Accordance With Instructions ......... 20
         Section 4.03.    Resignation .................................... 20
         Section 4.04.    Successor Trustee .............................. 21

ARTICLE V                 Miscellaneous .................................. 21

         Section 5.01.    Reconveyance by Trustee ........................ 21
         Section 5.02.    Notices ........................................ 21
         Section 5.03.    Amendments, Waivers, etc. ...................... 22
         Section 5.04.    Successors and Assigns ......................... 22
         Section 5.05.    Severability ................................... 23
         Section 5.06.    Limitation of Interest ......................... 23
         Section 5.07.    Trust is Irrevocable ........................... 23
         Section 5.08.    Governing Law .................................. 23
         Section 5.09.    Statutory Provisions ........................... 24

                  SECOND DEED OF TRUST AND SECURITY AGREEMENT

                      THIS IS A CREDIT LINE DEED OF TRUST

         THIS SECOND DEED OF TRUST AND SECURITY AGREEMENT dated as of May 21,1993, from CM/CP BULL RUN JOINT VENTURE, a Delaware general partnership (the "Borrower"), to Philip J. Ward and Laurie S. Fulton, residing in Fairfax County, Virginia (individually and collectively, the "Trustee"), for the benefit of Cabot-Morgan Real Estate Company, a Delaware corporation (the "Lender").

                              W I T N E S S E T H

         WHEREAS, the Borrower has executed and delivered to the Lender a certain Promissory Note of even date herewith in the principal sum of up to Seven Million Two Hundred Thousand Dollars ($7,200,000.00) (the "Note") and that certain Loan Agreement of even date herewith evidencing a loan from the Lender to the Borrower of like principal amount (the "Loan"); and

         WHEREAS, as a condition precedent to the Lender's obligation to make the Loan, and in order to secure all of the Obligations (as hereinafter defined) of the Borrower, the Borrower has agreed to execute, acknowledge and deliver this Second Deed of Trust and Security Agreement (hereinafter referred to as this "Deed of Trust"), which Deed of Trust shall be subject and subordinate only to the lien, operation and effect of, and the rights and remedies of the beneficiary under, that certain Deed of Trust, Assignment, Security Agreement and Financing Statement executed by the Borrower for the benefit of NationsBank of D.C., N.A., its successors and assigns (collectively, the "Senior Lienholder"), dated as of even date herewith and recorded among the land records of Prince William County, Virginia (collectively, the "Senior Lien"), as well as to all Leases (as defined in the Senior Lien) for the purpose of securing the following (collectively, the "Obligations") : (i) the payment of the Loan, (ii) the payment of interest and of all other sums payable by the Borrower under the Note and (iii) the payment and performance of any other obligations owing by the Borrower hereunder or under the Note (collectively, the Note and Deed of Trust shall be referred to as the "Loan Documents");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and FOR THE PURPOSE OF SECURING the Obligations and the full and punctual performance and observance by the Borrower of all of the covenants, agreements, terms and conditions set forth in any and all of the Loan Documents, the Borrower does hereby irrevocably grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee, its successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit and security of the Lender, under and subject to the terms and conditions hereinafter set forth, all of the right, title and interest of the Borrower in and to the lands and premises more particularly described in Exhibit A (such lands and premises being hereinafter collectively called the "Property");

                 TOGETHER WITH all interests, estates or other claims, both in law and in equity, which the Borrower now has or may hereafter acquire in (i) the Property, (ii) all easements, rights-of-way and rights used in connection therewith or as a means of access thereto and (iii) all tenements, hereditaments and appurtenances in any wise belonging, relating or appertaining thereto;

                 TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys, strips of land and gores adjacent to or used in connection therewith;

                 TOGETHER WITH all estate, right, title and interest of the Borrower, if any, now owned or hereafter acquired, in and to any and all buildings and other improvements of every kind and description now or hereafter erected on the Property (collectively, the "Improvements");

                 TOGETHER WITH all contract rights, general intangibles, actions and rights of action relating to the Property or the construction of the Improvements thereon or to the construction, development, renovation, expansion, repair, modification or sale thereof, or of any part thereof, including without limitation all of the Borrower's right, title and interest in and to all water and sewer taps, all plans and specifications, contracts with architects, contractors, subcontractors, surveyors, engineers and other persons or entities providing services relating in any way to the construction, development, renovation, expansion, repair, modification or sale of the Property or any part thereof, and all demolition, grading, excavating, building and other permits, licenses and authorizations issued or to be issued by any governmental authority and relating to the Property, or the construction of the Improvements thereon or the construction, development, renovation, expansion, repair, modification or sale of any of the foregoing, together with all security deposits, revenues, down payments, issues, earnings, profits or income now due to the Borrower or hereafter to become due with respect thereto;

                 TOGETHER WITH all estate, right, title and interest of the Borrower, if any, now owned or hereafter acquired, in and to all inventory, machinery, apparatus, equipment, fittings, fixtures and articles of personal property now or hereafter located on or at the Property or used in connection therewith (including in connection with the construction, renovation or improvement thereof) and all additions, and accessions thereto, replacements therefor and proceeds and profits thereof (collectively, the Personal Property");

                 TOGETHER WITH all reversion or reversions, remainder or remainders, rents, revenues, proceeds, issues, profits, royalties, income and other benefits of the Property, the Improvements and the Personal Property, and the Lender is hereby authorized to collect an receive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the Obligations, notwithstanding the fact that the same may not then be due and payable; subject, however, to the right of the Borrower to receive and use the same unless and until an Event of Default shall have occurred and be continuing;

                 TOGETHER WITH all additions to the foregoing, and all products and proceeds thereof and replacements and substitutions therefor, including without limitation all proceeds of the insurance required to be maintained under section 1.04 of this Deed of Trust and all awards heretofore or hereafter made to the Borrower with respect to any part of the Property, the Improvements of the Personal Property as the result of the exercise of the power of eminent domain, including any awards for changes of the grades of streets, or as the result of any other damage to any part of the Property, the Improvements or the Personal Property for which compensation shall be given by any governmental authority (a "Condemnation"), and the Trustee is hereby authorized to collect and receive the proceeds thereof, to give proper receipts and acquittances thereof, to give proper receipts and acquittances therefor and, to apply the same in accordance with sections 1.05 and 1.09);

                 TOGETHER WITH any and all rights, development rights, zoning rights or other similar rights or interests which benefit or are appurtenant to the Property or the Improvements or both and any proceeds arising therefrom;

                 Permitting the said Borrower to use and occupy the Property and the Improvements and to receive the rents, issues and profits thereof, until an Event of Default shall have occurred and be continuing;

                 All of the foregoing property is sometimes herein referred to as the

         "Trust Estate".

                 TO HAVE AND TO HOLD the Trust Estate, with all privileges and appurtenances thereunto belonging, to the Trustee and its successors in trust and, for the benefit of the Lender and its successors and assigns forever, subject only to the Senior Lien.

                 PROVIDED ALWAYS, if the Obligations shall be paid in full according to the terms and provisions hereof and of Note, then this Deed of Trust and the lien and estate hereby granted shall cease, determine and be void.

         TO PROTECT THE SECURITY OF THIS DEED OF TRUST, THE BORROWER HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                   ARTICLE I

                           Particular Covenants and
                           Agreements of the Borrower

         Section 1.01.    Payment of the Obligations; Title, etc.

                 (a) The Borrower shall pay the Obligations according to terms hereof and of the Note. The Borrower warrants and represents that the Borrower (i) is lawfully possessed of a fee simple estate in the Property and is lawfully possessed of a fee title in and to the Improvements and the Personal Property, subject to the Senior Lien and (ii) has full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, let over and confirm unto the Trustee and the Lender all right, title and interest of the Borrower in and to the Trust Estate, subject to the Senior Lien. The Borrower also warrants and represents that this Deed of Trust is given to secure indebtedness incurred in connection with the carrying on of a commercial enterprise. The Borrower shall forever warrant specially and defend the title of the Trustee in and to the Trust Estate and the validity and stated priority of the lien and estate hereof against the claims and demands of all persons whomsoever, subject to the rights of the holder of the Senior Lien.

                 (b) If the Borrower shall sell, convey, transfer, assign or otherwise relinquish the Property or any part thereof or any interest therein, without the prior written consent of the Lender, then at the option of the Lender, the Obligations evidenced by the Note secured by this Deed of Trust shall become immediately due and payable; provided, however, the grant, in the ordinary course of business, of a leasehold interest, not containing a right or option to purchase and not in contravention of any provision of any Loan Document shall not require Lender's consent.

                 (c) If there is a sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Borrower, without the prior written consent of the Lender (except that ownership interests of Borrower may be transferred (i) from one existing partner to any other existing partner, (ii) from one existing partner to Robert Haft, Linda Haft and/or Ronald Haft or any entity controlled by them, without Lender's consent), then at the option of Lender, the obligations induced by the Note secured by this Deed of Trust shall become immediately due and payable.

                 Section 1.02.    Documents and Certifications.

                 (a) The Borrower shall execute and deliver to Lender, from time to time, such financing statements, and continuation statements with respect to the Loan (collectively, "UCC Documents") reasonably requested by the Trustee or the Lender for the purpose of perfecting and continuing the perfection of the Lender's security interest under the Uniform Commercial Code.

                 (b) The Borrower shall pay all filing, registration and recording fees, all refiling, re-registration and rerecording fees, and all expenses incident to the execution, acknowledgment and delivery of the Deed of Trust and the UCC Documents, and all Federal, State, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, acknowledgement and delivery of the Deed of Trust and the UCC Documents.

                 (c) The Borrower shall on or prior to the date of this Deed of Trust have delivered to the Lender an estoppel certificate and consent to encumbrance from the holder of the Senior Lien in form and substance satisfactory to the Lender.

                 (d) Except as provided in that certain Environmental Report prepared by Envirotest, Inc., dated December 15, 1992, the Borrower warrants to the Lender that the Borrower has not conducted or permitted to be conducted any activities upon the Property which involve the disposal of Hazardous Wastes (as defined below) or the use of Toxic Substances (as defined below) and has disclosed to the Lender all pending and known threatened litigation regarding Hazardous Wastes or Toxic Substances on the Property. Any building materials or other items located in, on or around the Property which qualify as Hazardous Wastes or Toxic Substances shall immediately be removed from the Property at the Borrower's cost and expense. The Lender shall have no obligation to inspect for or to discover such building materials or other items. As used herein, "Hazardous Wastes" shall mean all waste materials subject to regulation under the Comprehensive Environmental Response, Compensation and Liability Act (Superfund or CERCLA), 42 U.S.C. section 9601 et seq., the Resource Conservation and Recovery Act (the Solid Waste Disposal Act or RCRA), 42 U.S.C. section 6901 et seq., or any other applicable Federal or state laws now in force or hereinafter enacted related to hazardous waste disposal. As used herein, "Toxic Substances" includes any materials present in, on or around the Property which have been shown to have significant adverse effects on human health or which are subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. section 2601 et seq., or any other applicable Federal or state laws now in force of hereinafter enacted relating to toxic substances. The term "Toxic Substances" includes but is not limited to asbestos, polychlorinated biphenyls and lead-based paints, but does not include small quantities of such materials present on the Property in retail containers.

                 Section 1.03.    Compliance with Legal Requirements.

                 (a) The Borrower shall comply with all enforceable laws, ordinances, rules, regulations, covenants, conditions and restrictions now or hereafter afflicting the Borrower or the Trust Estate or any part thereof (collectively, "Legal Requirements"); provided, however, that the Borrower may contest in good faith and by appropriate proceedings the validity or applicability of any Legal Requirement so long as such contest will not result in the imposition of a lien on the Property and, to the extent the failure to so comply does or will have a material adverse effect on the business, operations, prospects, assets, property or financial condition of the Borrower, the Borrower sets aside on its books reserves which are in conformity with generally accepted accounting principles and which the Borrower and the Lender deem adequate with respect thereto.

                 (b) The Borrower shall at its expense cause the recordation of this Deed of Trust and of any other instrument evidencing or securing the Note wherever such recording would or might be required in order to protect the lien and priority of this Deed of Trust or such instrument against the claims of third parties. The Borrower shall at its expense take such other action and execute and record such other instruments as may be necessary or desirable to preserve and protect the lien and priority of this Deed of Trust and all other instruments evidencing or securing the Note.

                 Section 1.04.    Repair; Utilities; Required Insurance.

The Borrower shall keep and maintain the Property in good condition and repair and shall promptly restore all damage or destruction to the Property upon the occurrence of any casualty whatsoever. Without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed, the Borrower shall not, except as provided in the Loan Agreement, remove, destroy, demolish or substantially alter (except as may be required by law) any of the Improvements now or hereafter constructed on the Property. The Borrower shall not knowingly commit or permit any waste or deterioration of or to the Property and shall constantly keep and maintain all improvements and abutting grounds, sidewalks, roads, parking areas and landscaped areas in good and neat order and repair. The Borrower shall not commit, suffer or permit any act to be done in or upon the Property in violation of any law, ordinance or regulation. The Borrower shall at all times effect, maintain and keep in force policies of insurance on all insurable property of the Trust Estate against loss by fire, casualty and such other hazards as may from time to time be reasonably required by the Trustee or the Lender. The Borrower shall maintain such builder's risk, public liability and indemnity insurance as may from time to time be reasonably required by the Trustee or the Lender. All such insurance shall be written in forms, amounts and by companies reasonably satisfactory to the Trustee and the Lender. All insurance policies required by this Section 1.04 shall:

                 a. name the Lender as insured and shall provide that losses shall be payable to the Lender and to such other secured parties with a security interest in the property with respect to which such losses are payable as their respective interest may appear and in the priority of their respective security interests; and

                 b. provide that no policy shall be cancelled or the amount of the coverage reduced unless the Lender receives 30 days prior written notice of such cancellation or reduction.

A copy of each certificate of renewal and substitute certificate of insurance shall be delivered to the Lender, premiums paid, at least 30 days before termination of the policies theretofore delivered to the Lender. Notwithstanding the foregoing, any insurance policy or insurance company that is satisfactory to the holder of the Senior Lien shall be deemed satisfactory to the Lender and the Lender shall not impose any insurance requirements that are greater than those imposed by the holder of the Senior Lien.

         Section 1.05. Insurance Proceeds. After the occurrence of any casualty or damage to the Property, the Improvements or the Personal Property or any part thereof, the Borrower shall give prompt notice thereof to the Lender and the Trustee.

         Section 1.06. Assignments of Policies upon Foreclosures. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the Obligations, all right, title and interest of the Borrower in and to all policies of insurance required hereunder shall inure to the benefit of and pass to the successors in interest to the Borrower or the purchaser or grantee of the Trust Estate or any part thereof.

         Section 1.07.  Indemnification.

         (a) If the Trustee or the Lender is made a party defendant to any litigation concerning this Deed of Trust or the Trust Estate or any part thereof or interest therein, or concerning the occupancy thereof by the Borrower, then the Borrower shall indemnify, defend and hold the Trustee or the Lender, as the case may be, harmless from and against all claims, demands, obligations and liabilities arising from or related to said litigation, including without limitation reasonable attorneys' fees and expenses incurred in any such litigation by the Trustee or the Lender, whether or not such litigation is prosecuted to judgment; provided, however, that Borrower shall have no obligation to indemnify, defend and hold harmless any liability arising out of the willful misconduct or gross negligence of the Trustee or the Lender. If the Trustee or the Lender in good faith commences an action against the Borrower to enforce any of the terms hereof because of the breach by the Borrower, or for the recovery of any of the Obligations, then the Borrower shall, to the extent permitted by law, pay to the Trustee or the Lender, as the case may be, its reasonable attorneys' fees and expenses, and the right to such attorneys' fees and expenses, and the right to such attorneys' fees and expenses shell be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If an Event of Default shall occur and be continuing, the Trustee or the Lender may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any Default by the Borrower, the Borrower shall, to the extent permitted by law, pay the reasonable attorneys' fees and expenses incurred by the Trustee or the Lender, as the case may be, whether or not an action is actually commenced against the Borrower by the reason of such Event of Default.

         (b) The Borrower hereby waives any and all right to claim or recover against the Trustee or the Lender, or their respective officers, employees, agents and representatives, for loss of or damage to the Borrower, the Trust Estate, the property of the Borrower or the property of others under the control of the Borrower from any cause insured against or required to be insured against under this Deed of Trust.

         (c) The Borrower agrees that all payments due under the Note shall be made when due without any set-off or deduction whatsoever, the Borrower agrees that it will no interpose, and hereby waives its right to interpose, any plea of recoupment, counterclaim (except for compulsory counter claims) offset or claim for deduction in any action to enforce collection of the Note or to foreclose on this Deed of Trust. Any claim which the Borrower may have against the Lender that arises under any of the Loan Documents or any other agreement between the Borrower and the Lender, or that arises out of any dispute or controversy of any nature whatsoever between the Borrower and the Lender, shall be pursued by the Borrower in a separate and independent action, it being the express intent of this provision that the Borrower's covenant to pay the Note is independent of such other agreements or obligations, and any alleged or asserted claims or rights of the Borrower against the Lender shall not excuse the Borrower from its obligation to pay all sums due and payable under the Note in accordance with the terms thereof.

         Section 1.08. Impositions. The Borrower shall pay, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments, water and sewer rates, utility charges and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against the Property, the Improvements, the Personal Property or any other part of the Trust Estate or upon the lien or estate of the Trustee of the Lender therein (collectively, "Impositions"), as well as all claims for labor, materials or supplies which, if unpaid, might by law become a prior lien thereon, and as soon as possible after request by the Trustee or the Lender shall cause receipts showing payment of any of the foregoing to be exhibited; provided, however, that if by law any Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance therefor) such Imposition may be paid in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty or cost attaches thereto; provided, further, however, that the Borrower may contest in good faith and by appropriate proceedings the validity or applicability of any Imposition so long as the Borrower pays such Imposition prior to the due date thereof.

         Section 1.09.  Condemnation.

         (a) If the Property, the Improvements or the Personal Property or any part thereof or interest therein, are taken or damaged by reason of any Condemnation, or if the Borrower receives any notice or other information regarding such proceeding or the threatened commencement of any such proceeding, the Borrower shall give prompt notice thereof to the Lender and the Trustee. The

Borrower hereby assigns, transfers and sets over to the Lender, subject to the rights of the holder of the Senior Lien, all rights of the Borrower to any compensation, award or other payment or relief in any condemnation less Borrower's cost of collecting such award (collectively, "Condemnation Proceeds") received in respect of any Condemnation or any agreement in anticipation thereof. The Borrower hereby agrees to file and prosecute its claim or claims for any such Condemnation Proceeds in good faith and with due diligence and to cause the same to be collected and to be paid over to the Lender, and the Borrower hereby irrevocably authorizes and empowers the Lender, in the name of the Borrower or otherwise, to collect such Condemnation Proceeds. In the event the Borrower fails to act diligently, or if an Event of Default has occurred and is continuing hereunder, the Borrower hereby authorizes and empowers the Lender to file and prosecute such claim or claims, subject to the rights of the Senior Lienholder.

         (b) Subject to the rights of the holder of the Senior Lien, the Trustee shall apply all Condemnation Proceeds first to reimburse the Lender for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such Condemnation Proceeds. The balance of such Condemnation Proceeds shall be applied in accordance with Section 1.05 of this Deed of Trust.

         Section 1.10.    Additional Security.     If the Lender at any time
holds additional security for the Obligations, and if an Event of Default shall have occurred and be continuing, the Lender may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is make hereunder.

         Section 1.11. Renewals. This Deed of Trust is given to secure not only existing obligations of the Borrower to the Lender, but also to secure all other sums or amounts that may be added to the obligations secured hereby pursuant to the terms of this Deed of Trust. This Deed of Trust and all other instruments evidencing or securing the Note shall likewise secure any extension, modification, renewal of, or substitution for, the Note and any note or notes which may be executed and delivered in substitution for the Note. The lien and priority of this Deed of Trust shall in no manner be affected by any such extension, modification, renewal or substitution. Notwithstanding any other provision of this Deed of Trust to the contrary, no additional sums or amounts may be added to the obligations secured by this Deed of Trust, nor shall the maximum amount outstanding under the Note plus the amount outstanding under the Senior Lien exceed sixty percent (60%) of the value of the Property and improvements thereon without the prior written consent of the Senior Lienholder, in its sole discretion. In addition, any extension, modification, renewal of, or substitution for, the Note and any note or notes which may be executed and delivered in substitution for the Note shall not be effective, except for a reduction in any obligations secured by this Deed of Trust, without the prior consent of the Senior Lienholder, in its sole discretion.

         Section 1.12.    Fees and Expenses.       The Borrower covenants and
agrees that it shall pay the reasonable out-of-pocket costs and expenses of the Lender and the Trustee in connection with the negotiation, preparation and delivery of this Deed of Trust and the other Loan Documents, including without limitation the reasonable fees and disbursements of the Lender's counsel, and pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the administration and enforcement of this Deed of Trust and of the other Loan Documents, including without limitation reasonable attorneys' fees and disbursements arising in connection herewith and therewith.

                                   ARTICLE II

                               Security Agreement

         Section 2.01. Creation of Security Interest in the Trust Estate. For the purposes of securing the Obligations, this Deed of Trust shall constitute a security agreement creating a security interest in all items of personal property owned by the Borrower and used un connection with the development of the

Property, including all such items of personal property hereafter acquired, and the proceeds thereof. The Borrower hereby agrees to execute such further agreements, instruments, financing statements, continuation statements and other documents as may be necessary or appropriate in the sole but reasonable discretion of the Lender to perfect and maintain the security interest herein granted to the Lender. Upon the occurrence and during the continuation of an Event of Default hereunder, the Lender shall have the remedies of a secured party under the Uniform Commercial Code for the Commonwealth of Virginia, including without limitation the right to take immediate possession of any collateral. Any sale of collateral may be held as part of and in conjunction with a sale by the Trustee of any real property constituting a portion of the Property.

         Section 2.02.    Representations and Warranties of the Borrower.  The
Borrower hereby warrants, represents and covenants that:    (a)  the Personal
Property is not used or bought for personal, family or household purposes; and
(b) this Deed of Trust constitutes a Security Agreement as that term is used in the Uniform Commercial Code in effect in the Commonwealth of Virginia.

                                  ARTICLE III

                                    Remedies

         Section 3.01.    Remedies.

                 (a) If an Event of Default shall have occurred and be continuing, the Lender shall have all rights and remedies afforded by law or in equity and by the Loan Documents, including the right to accelerate payment of the Note as provided therein and including without limitation the following:

                 (i) enter and take possession of the Trust Estate or any part thereof, exclude the Borrower and all persons claiming under the Borrower whose claims are junior to this Deed of Trust, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Borrower or otherwise as the Trustee or the Lender shall deem best, and upon such entry, from time to time at the expense of the Trust Estate, make all such repairs, replacements, alterations, additions or improvements to the Trust Estate or any part thereof as the Lender any deem proper and, whether or not the Trustee or the Lender has so entered and taken possession of the Trust Estate or any part thereof, collect and receive all the rents therefrom and apply the same, to the extent permitted by law, to the payment of all expenses which the Trustee or the Lender may be authorized to make under this Deed of Trust, the remainder to be applied to the payment of the Obligations until the same shall have been repaid in full; provided, however, that the taking of possession of the Property shall not prevent concurrent or later proceedings for the foreclosure sale of Property as provided herein; and

                          (ii) personally or by agents, with or without entry, if the Trustee or the Lender shall deem it advisable:

                                  (a)      exercise THE POWER OF SALE granted
                                  by this Deed of Trust and sell all or any portion of the Trust Estate in accordance with the Virginia rules of procedure to the highest bidder at public auction at a sale or sales held at such place or places and time or times and upon such notice (including copies of such notice or notices to the Senior Lienholder) and otherwise in such manner as may be required by law, or in the absence of any such requirement, as the Trustee or the Lender may deem appropriate and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

                                  (b)      proceed to protect and enforce its
                                  rights under this Deed of Trust, by suit or suits at law or in equity for specific performance of any covenant contained herein or in the Note, or in aid of the execution of any power granted herein or in the note, or for the foreclosure of this Deed of Trust and the sale of the Trust Estate under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Trustee or the Lender shall deem most effectual for such purpose or;

                                  (c)      exercise any or all of the remedies
                                  available to a secured party under the
                                  applicable Uniform Commercial Code,
                                  including:

                                               (1) either personally or by means
                                           of a court appointed receiver, take
                                           possession of all or any of the
                                           Trust Estate that is not real
                                           property and exclude therefrom the
                                           Borrower and all persons claiming
                                           under the Borrower and thereafter
                                           hold, store, use, operate, manage,
                                           maintain and control, make repairs,
                                           replacements, alterations, additions
                                           and improvements to and exercise all
                                           rights and powers of the Borrower in
                                           respect of all or any of the Trust
                                           Estate that is not real property.
                                           If the Lender demands or attempts to
                                           take possession of all or any of the
                                           Trust Estate that is not real
                                           property in the exercise of any
                                           rights hereunder, the Borrower shall
                                           promptly turn over and deliver
                                           complete possession thereof to the
                                           Lender;

                                               (2) without notice to or demand
                                           upon the Borrower, make such
                                           payments and do such acts as the
                                           Lender may deem necessary to protect
                                           its security interest in all or any
                                           of the Trust Estate that is not real
                                           property, including paying,
                                           purchasing, contesting or
                                           compromising any encumbrance which
                                           is prior to or superior to the
                                           security interest granted hereunder,
                                           and in exercising any such powers or
                                           authority to pay all expenses
                                           incurred in connection therewith;

                                               (3) require the Borrower to
                                           assemble all or any of the Trust
                                           Estate that is not real property, at
                                           a place designated by the Lender and
                                           convenient to both parties, and
                                           Promptly to deliver it to the
                                           Lender, or its designated agent or
                                           representative.  The Lender, and its
                                           agents and representatives, shall
                                           have the right to enter upon the
                                           premises and property of the
                                           Borrower to exercise the Lender's
                                           rights hereunder;

                                               (4) sell, lease or otherwise
                                           dispose of all or any of the Trust
                                           Estate that is not real property at
                                           public sale, with or without having
                                           all or any of the Trust Estate that
                                           is not real property at the place of
                                           sale, and upon such terms and in
                                           such manner as the Lender may
                                           determine (the Trustee or the Lender
                                           may be a purchaser at any such
                                           sale); and

                                              (5) give the Borrower at least ten
                                           (10) days prior notice of the time
                                           and place of any public sale of all
                                           or any of the Trust Estate that is
                                           not real property or other intended
                                           disposition thereof.

                                  (b)      If an Event of Default shall have
occurred and be continuing, the Lender, to the extent permitted by law, shall be entitled as a matter of right to the appointment of a receiver of the Trust Estate, without notice or demand, without the requirement for a bond, and without regard to the adequacy of the security for the Obligations or the solvency of the Borrower. The Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Lender in case of entry as provided in Section 3.01(a)(i) and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate, unless such receivership is sooner terminated.

                                  (c)      If an Event of Default shall have
occurred and be continuing, the Borrower hereby also assents to the passage of a decree by a court of competent jurisdiction for the sale of the Trust Estate pursuant to the terms of this Deed of Trust and the Virginia rules of procedure.

                                  (d)      To implement the rights of the
Lender and the Trustee under this Section 3.01, the Borrower hereby constitutes and appoints the Lender its true and lawful attorney-in-fact with full power of substitution in the premises to complete construction of any improvements to the Property authorized or permitted under this Deed of Trust substantially in accordance with the Borrower's plans and specifications or any other Loan Document, in the name of the Borrower and to pay all bills and expenses incurred thereby and hereby empower the Lender as its attorney as follows: to use any funds of the Borrower for the purpose of completing the Improvements substantially in accordance with the Borrower's plans and specifications or any extension or installation of public or private utilities and streets, walks and roads which may be necessary or desirable for the occupancy or operation of the Improvements; to make such additions, changes and corrections in the plans and specifications as may be necessary or desirable to complete the Improvements in substantially the manner contemplated in such plans and specifications; to employ such contractors, agents, architects and inspectors as shall be required; to pay settle or compromise all existing bills and claims which may be or become desirable for completion of the Improvements or for the clearance of title; to execute all contracts and do any and every act which the Borrower might do in its own behalf to complete the Improvements substantially according to the plans and specifications. It is further understood and agreed that this power of attorney shell also empower the Lender to prosecute and defend all actions and proceedings in connection with the construction of the Improvements, to take such action and require such performance under any surety bond or other obligation, or to execute in the name of the Borrower such further bonds or obligations as may be reasonably required in connection with the work.

                                  (e)      In any sale under any provision of
this Deed of Trust or pursuant to any judgment or decree of court, the Trust Estate, to the extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Trustee or the Lender may elect, without regard to the right of the Borrower, or any person claiming under the Borrower to the marshalling of assets. The purchaser at any such sale shall take title to the Trust Estate or the part thereof so sold free and discharged of the estate of the Borrower therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including the Lender and the Trustee, may purchase at any such sale. Upon the completion of any such sale made by the Trustee or the Lender or by virtue of this section 3.01, the Trustee shall execute and deliver to the purchaser an appropriate instrument which shall effectively transfer all of the Borrower's and the Trustee's estate, right, title, interest, property, claim and demand in and to the Trust Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Trustee and the Lender are hereby irrevocably appointed the attorneys-in-fact of the Borrower in its name and stead to make all appropriate transfers and deliveries of the Trust Estate or any portions thereof so sold and, for that purpose, the Lender and the Trustee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, the Borrower hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Borrower shall ratify and confirm without recourse, or cause to be ratified and confirmed without recourse, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to the Trustee, to the Lender or to such purchaser or purchasers all such instruments as may be advisable, in the judgement of the Trustee or the Lender, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Deed of Trust, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Borrower in and to the Trust Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Borrower and against any and all persons claiming or who may claim, the same, or any part thereof, by, through or under the Borrower. The powers and agency herein granted are coupled with an interest and are irrevocable. Any sale or sales made under or by virtue of this Deed of Trust need not be held in the county where the Trust Estate is located.

         Section 3.02. Application of Proceeds. The proceeds of any enforcement of this Deed of Trust, including any sale made either under the power of sale hereby given or under a judgement, order or decree made in any action to foreclose or to enforce this Deed of Trust shall, to the extent permitted by law, be applied:

                                  (a)      first to the payment of all costs
                          and expenses of such sale, including a Trustee's fee equal to 2% of the proceeds of such sale and reasonable attorneys' fees;

                                  (b)      then to the cost of any evidence of
                          title procured and of correcting any irregularity that may appear in connection with such sale and renewal stamps on the deed;

                                  (c)      then to the payment of all charges,
                          expenses and advances incurred or made by the Trustee or the Lender in the administration, protection or execution of this Deed of Trust or the security afforded hereby, including without limitation any expense of obtaining possession of the Property;

                                  (d)      then to the payment of all accrued
                          and unpaid interest on the Obligations;

                                  (e)      then to the payment in full of the
                          balance of the Obligations, whether the same shall be due or not, in such order of priority as the Lender shall determine notwithstanding any contrary provision of the Note, it being agreed that (i) interest shall continue to accrue until proceeds of the sale are actually paid and (ii) the Note shall, upon foreclosure sale being made before the maturity of the Note, be and become immediately payable at the election of the Lender;

and any surplus remaining shall be paid to the Borrower or to whosoever may be lawfully entitled to receive the same.

         Section 3.03.    Right to Sue.    If an Event of Default has occurred
and is continuing, the Trustee and the Lender shall have the right from time to time to sue for any sums required to be paid by the Borrower under the terms of this

Deed of Trust as the same become due, without regard to whether or not any other amounts constituting the Obligations shall be, or have become, due and without prejudice to the right of the Trustee or the Lender thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Event of Default existing at the time such earlier action was commenced.

         Section 3.04.    Powers of the Trustee and the Lender.

                 (a) The Trustee or the Lender may at any time or from time to time renew or extend this Deed of Trust, alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release or reconvey any portion of the Trust Estate or any other security, and grant such extensions and indulgences in relation to the Obligations, or release any person liable therefor as the Trustee or the Lender may determine without the consent of any junior lien or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Deed of Trust on or in any part of the Trust Estate, and without affecting the liability of the Borrower or any other person liable for any of the Obligations.

                 (b) No right or remedy herein conferred upon of reserved to the Trustee or the Lender is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under the Loan Agreement, this Deed of Trust and the other Loan Documents, or now or hereafter existing; the failure of the Trustee or the Lender to insist at any time upon the strict observance or performance of any of the provisions of this Deed of Trust, or to exercise any right or remedy provided for herein, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof; and

                 (c) The Trustee and the Lender, and each of them, shall be entitled to enforce payment and performance to any of the Obligations and to exercise all rights and powers under this Deed of Trust or Note or any laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed or trust, pledge, lien, assignment or otherwise; neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Trustee's or the Lender's right to realize upon or enforce any other security now or hereafter held by the Trustee or the Lender, it being stipulated that the Trustee and the Lender, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by the Trustee or the Lender in such order and manner as they, in their sole discretion, may determine; every power or remedy given by the Loan Documents to the Trustee or to the Lender or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or the Lender, and either of them may pursue inconsistent remedies.

         Section 3.05.    Event of Default.        Each of the following events
or conditions shall constitute an Event of Default:

                 (a) the failure of the Borrower to make any payment of principal or interest payable by it under the Note or any other amount payable by the Borrower to the Lender under this Deed of Trust (i) within 10 days after written notice from the Lender to the Borrower of such default;

                 (b) the failure of the Borrower to perform any of its other obligations under this Deed of Trust if such default shall continue unremedied for a period of 30 days after written notice thereof from the Lender to the Borrower and the Senior Lienholder, provided that if promptly after receipt of such written notice the Borrower shall have diligently attempted to cure such default but such default is not susceptible of being cured with reasonable diligence within such 30 day period, such period shall be extended for such additional period of time not to exceed 60 days as may be necessary to cure such default using reasonable diligence;

                 (c) any Event of Default under the Senior Lien (as defined therein);

                 (d) any representation or warranty made to the Lender by the Borrower in this Deed of Trust or any other Loan Document shall prove to have been false or incorrect in any material, adverse respect on the date as of which the same was made;

                 (e) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property; (ii) make a general assignment for the benefit of its creditors; (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect); (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; or (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code;

                 (f) a proceeding or case shall be commenced, without the application or consent of the Borrower in any court of competent jurisdiction, seeking (i) liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts of the Borrower; (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or of all or any substantial part of any of the Borrower's assets; or (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgement or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, or an order for relief against the Borrower shall be entered in an involuntary case under the Bankruptcy Code.

                                   ARTICLE IV

                                  The Trustee

         Section 4.01.    Acceptance by Trustee.   The Trustee accepts this
trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

         Section 4.02.    Action in Accordance With Instructions.   Upon
receipt by the Trustee of instructions from the Lender at any time or from time to time, the Trustee shall (a) give any notice or direction or exercise any right, remedy or power hereunder or in respect of any part or all of the Trust Estate as shall be specified in such instructions and (b) approve as satisfactory all matters required by the terms hereof to be satisfactory to the Trustee or to the Lender. The Trustee may, but need not, take any of such actions in the absence of such instructions. At any time or from time to time, upon request or the Lender, and without affecting the liability of any person for payment of the Obligations, the Trustee shall reconvey all or any part of the Trust Estate, consent to the making of any map or part thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien and estate hereof.

         Section 4.03.    Resignation.     The Trustee may resign at any time
upon giving not less than 60 days prior notice to the Lender, but shall continue to act as trustee until its successor shall have been chosen and qualified.

         Section 4.04.    Successor Trustee.       In the event of the death,
removal, resignation or refusal or inability of the Trustee to act, or for any reason, at any time, the Lender shall have the irrevocable power, with or without cause, without prior notice of any kind, and without applying to any
court, to select and appoint a successor trustee.   Each such appointment and
substitution shall be made by notice to the Borrower, the Trustee and successor trustee and by recording notice of such in each office in which this Deed of Trust is recorded. Such notice shall be executed and acknowledged by the Lender and shall contain reference to this Deed of Trust and when so recorded shall be conclusive proof of proper appointment of the successor trustee. Such successor shall not be required to give bond for the faithful performance of its duties unless required by the Lender.

                                   ARTICLE V

                                 Miscellaneous

         Section 5.01. Reconveyance by Trustee. The Lender shall notify the Trustee of the payment in full of the Obligations. Upon receipt of such notification and upon payment by the Borrower of the Trustee's expenses, the Trustee (and, if required by law, the Lender) shall reconvey, without warranty or covenant, any portion of the Trust Estate then held hereunder to the Borrower or to the person or persons legally entitled thereto, by an instrument duly acknowledged in for recording. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

         Section 5.02.    Notices.         All notices, requests, demands,
consents, approvals or other communications to, upon or by any party hereto shall be in writing and shall be delivered to the intended recipient at the "address for Notices" specified below or at such other address as shall be designated by a party in a notice to each other party. All notices shall be deemed to have been duly given, in the case of hand delivery, when received, or in the case of certified mail, return receipt requested, on the date the receipt is signed or the date delivery is refused. Notices to the Senior Lienholder shall be given, and shall be effective, as provided in the Senior Lien, subject also to changes in such address as are made in accordance with said Senior Lien.

                              Address for Notices:

         If to the Borrower:

                 CM/CP BULL RUN JOINT VENTURE
                 c/o Combined Properties, Inc.
                 1899 L Street, N.W.
                 Washington, D.C.  20036

                 Attention:       David Roodberg

                 and

                 c/o Combined Properties, Inc.
                 1899 L Street, N.W.
                 Washington, D.C.  20036

                 Attention:       Alexis Iszard, Esq.

         If to the Lender:

                 CABOT-MORGAN REAL ESTATE COMPANY
                 c/o Dart Group Corp.
                 3300 75th Avenue
                 Landover,  MD  20785

                 Attention:       Ron Marshall
                 with a copy to:

                          Lewis H. Ferguson, III, Esq.
                          Williams & Connolly
                          725 12th Street, N.W.
                          Washington, D.C.  20005

         If to the Trustees:

                 Philip J. Ward
                 Laurie S. Fulton
                 725 12th Street, N.W.
                 Washington, D.C.  20005

         Section 5.03.    Amendments, Waivers, etc.         This Deed of Trust
cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the party against whom enforcement of such modification, change or discharge is sought.

         Section 5.04.    Successors and Assigns.           This Deed of Trust
shall bind and inure to the benefit of the paries hereto and their respective successors and assigns and shall run with the Property. This Deed of Trust shall not be assignable by the Lender, except with the prior written consent of the Senior Lienholder, in its sole discretion; provided, however, that such consent shall not be required for the transfer to a party permitted under
Article 4.1(f) of the Senior Trust.

         Section 5.05.    Severability.    If any term or provision of this
Deed of Trust or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law. Should this Deed of Trust be or become ineffective as a deed of trust, then it shall be construed and enforce as a realty mortgage with the Borrower being the mortgagor and the Lender being the mortgagee.

         Section 5.06.    Limitation of Interest.           It is the intention
of the Borrower and the Lender in the execution of this Deed of Trust and the Note to contract in strict compliance with all applicable usury laws. In furtherance thereof, the Lender and the Borrower stipulate that none of the terms and provisions contained in this Deed of Trust shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. The Borrower shall never be liable for unearned interest on the Obligations and shall never be required to pay interest thereon at a rate in excess of the maximum interest which may be lawfully charged under applicable usury laws and this section 5.06 shall control over all other provisions of this Deed of Trust and the Note which may be in apparent conflict herewith. If the Lender shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on the Obligations to a rate in excess of that permitted to be charged by applicable usury laws, all such sums deemed to constitute interest in excess of the legal rate shall be immediately returned to the Borrower upon such determination.

         Section 5.07.    Trust is Irrevocable.    The trust created hereby is
irrevocable by the Borrower subject to defeasance in accordance with this Deed of Trust.

         Section 5.08.    Governing Law.   This Deed of Trust shall be governed
by and interpreted in accordance with the law of the Commonwealth of Virginia, excluding the choice of law rules thereof.

         Section 5.09.    Statutory Provisions.    This Deed of Trust is made
under and pursuant to the provisions of the Code of Virginia, Sections 55-59, 55-60,

26-49 and 55-58.2, as amended, and shall be construed to impose and confer upon the parties hereto and Noteholder all the rights, duties and obligations prescribed by said Sections 55-59, 55-60, 26-49 and 55-58.2, as amended, except as herein otherwise restricted, expanded or changed, including, without limitation, the following rights, duties and obligations described in short form:

         (a)     All exemptions are hereby waived.

         (b)     Subject to call on default.

         (c)     Renewal, extension, or reinstatement permitted.

         (d) Substitution of trustees collectively or of any of them individually by the beneficiary is permitted for any reason whatsoever, and any number of times without exhaustion of the right to do so.

         (e) Trustee's commission in the event of advertisement but payment before sale, reasonable fees not in excess of 2% of the outstanding indebtedness.

         (f)     Advertisement required, once a week for four successive weeks.

         (g)     Any trustee may act.

         (h) The trustee may require a deposit in the amount of Two Percent (2%) of the unpaid principal indebtedness then secured hereby or Fifty Thousand Dollars ($50,000), whichever is greater, to accompany each bid at foreclosure or sale in lieu thereof.

         Section 5.10.    Additional Rights of Senior Lienholder.   The
Borrower further covenants, and the Lender by making the Loan agrees, as follows:

         (a) This Deed of Trust is unconditionally subordinate to the Senior Lien and to all Leases, as defined in the Senior Lien.

         (b) If any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce this Deed of Trust, no tenant of any of the Leases shall be named as a party defendant, and no action shall be taken that would terminated any occupancy or tenancy without the prior written consent of the Senior Lienholder, in its sole discretion.

         (c) Rents, as defined in the Senior Lien, if collected by of for the beneficiary of this Deed of Trust, shall be applied first to the payment of the secured indebtedness then due pursuant to the Senior Lien and expenses incurred in the ownership, operation and maintenance of the Property in such order as the Senior Lienholder may determine, in its sole discretion, prior to being applied to any indebtedness secured by this Deed of Trust.

         (d) Written notice of any default or Event of Default, as applicable, under this Deed of Trust and written notice of the commencement of any action (whether judicial or pursuant to the power of sale) to foreclose or otherwise enforce this Deed of Trust or to seed the appointment of a receiver for all or any part of the Property shall be given to the Senior Lienholder with or immediately after the occurrence of any such default, Event of Default or Commencement.

         (e) Neither the beneficiary of this Deed of Trust, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Borrower's rights under the Senior Lien without the prior written consent of the Senior Lienholder, in its sole discretion.

         Section 5.11. Waiver. To the full extent permitted by law, the Borrower waives the benefit of homestead and all other exemptions to which it may be entitled with respect to the Obligations. The Borrower also waives, to the full extent permitted by law, the benefit of all appraisement, valuation, stay, moratorium and redemption laws now or hereafter in force with respect to the Obligations.

         IN WITNESS WHEREOF, this Deed of Trust has been duly executed, acknowledged and delivered by the Borrower as of the day and year first above written.

                                                   GRANTOR:
                                                   --------

                                                   CM/CP BULL RUN JOINT VENTURE,
                                                   a Delaware general partnership

                                                   By:      CP/BULL RUN LIMITED PARTNERSHIP,
                                                            a Maryland limited partnership,
                                                            general partner

                                                            By:     BULL RUN, INC.,
                                                                    a Maryland corporation,
Witness:                                                            general partner



 Elaine M. Campbell                                                 By:  Ronald S. Haft
- ------------------------                                               ----------------------------
                                                                    Title:Ronald S. Haft, President
                                                                          -------------------------

Witness:                                           By:      CABOT-MORGAN REAL ESTATE COMPANY,
                                                            a Delaware corporation,
                                                            general partner



 Elaine M. Campbell                                         By:  Herbert H. Haft
- ------------------------                                       ----------------------------------
                                                            Title: Herbert H. Haft, Chairman
                                                                  -------------------------------

                                ACKNOWLEDGEMENT

DISTRICT OF COLUMBIA TO WIT:

         I,   Valeria M. Witt  , a notary public in and for the jurisdiction aforesaid, do certify that Ronald S. Haft, whose name, as President of BULL RUN, INC., the general partners of CP/Bull Run Limited Partnership, a Maryland limited partnership, a general partner of CM/CP BULL RUN JOINT VENTURE, a Delaware general partnership, is signed to the foregoing instrument, bearing the date of May 21, 1993, has acknowledged the same before me in the jurisdiction aforesaid.

         Given under my hand and official seal this 21st day of May 1993.

(Notarial Seal)                                    Valeria M. Witt
                                           ------------------------------
                                                   Notary Public


DISTRICT OF COLUMBIA TO WIT:

         I,   Valeria M. Witt  , a notary public in and for the jurisdiction aforesaid, do certify that Herbert H. Haft, whose name, as Chairman of CABOT-MORGAN REAL ESTATE COMPANY, a Delaware corporation, a general partner of CM/CP BULL RUN JOINT VENTURE, a Delaware general partnership, is signed to the foregoing instrument, bearing the date of May 21, 1993, has acknowledged the same before me in the jurisdiction aforesaid.

         Given under my hand and official seal this 21st day of May 1993.

(Notarial Seal)                                    Valeria M. Witt
                                           ------------------------------
                                                   Notary Public

LIST OF EXHIBITS

         EXHIBIT A - Description of Property

                                 INTEREST RATE
                                      AND
                          CURRENCY EXCHANGE AGREEMENT

                           Dated as of  May 21, 1993
                                    between
       CABOT-MORGAN REAL ESTATE COMPANY and CM/CP BULL RUN JOINT VENTURE

have entered and/or anticipate entering into one or more transactions (each a "Swap Transaction"). The parties agree that each Swap Transaction will be governed by the terms and conditions set forth in this document (which includes the schedule (the "Schedule")) and in the documents (each a "Confirmation") exchanged between the parties confirming such Swap Transactions. Each Confirmation constitutes a supplement to and forms part of this document and will be read and construed as one with this document, so that this document and all the Confirmations constitute a single agreement between the parties (collectively referred to as this "Agreement"). The parties acknowledge that all Swap Transactions are entered into in reliance on the fact that this document and all Confirmations will form a single agreement between the parties, it being understood that the parties would not otherwise enter into any Swap Transactions. Accordingly, the parties agree as follows:

1.       INTERPRETATION

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of any Confirmation and this document, such Confirmation will prevail for the purpose of the relevant Swap Transaction.

2.       Payments

(a)      Obligations and Conditions.

         (i) Each party will make each payment specified in each Confirmation as being payable by it.

         (ii) Payments under this Agreement will be made not later than the due date for value on that date in the place of the account specified in the relevant Confirmation or Otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency.

         (iii)  Each obligation of each party to pay any amount due under
         Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing and (2) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account by giving notice to the other party at least five days prior to the due date for payment for which such change applies.

(c)      Netting.  If on any date amounts would otherwise be payable:

         (i)  in the same currency; and

         (ii)  in respect of the same Swap Transaction.

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

If the parties specify "Net Payments-Corresponding Payment Dates" in a Confirmation or otherwise in this Agreement, sub-paragraph (ii) above will cease to apply to all Swap Transactions with effect from the date so specified (so that a net amount will be determined in respect of all amounts due on the same date in the same currency, regardless of whether such amounts are payable in respect of the same Swap Transaction); provided that, in such case, this
Section 2(c) will apply separately to each Office through which a party makes and receives payments as set forth in Section 10.

(d)      Deduction or Withholding for Tax.

         (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:

                 (1) promptly notify the other party ("Y") of such requirement;

                 (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                 (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                 (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not by required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                          (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i) or 4(d) or

                          (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for a Change in Tax Law.

         (ii)    Liability.       If:

                 (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction withholding in respect of which X would not be required to pay as additional amount to Y under Section 2(d)(i)(4);

                 (2)      X does not so deduct or withhold; and

                 (3) a liability resulting from such Tax is assessed directly against X.

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax. Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i) or (d)).

(e) Default Interest. A party that defaults in the payment of any amount due will, to the extent permitted by law, be required to pay interest (before as well as after judgement) on such amount to the other party on demand in the same currency as the overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

3.       Representations

Each party represents to the other party which representations will be deemed to be repeated by each party on each date on which a Swap Transaction is entered into and in the case of the representations in Section 3(f), at all times until the termination of this Agreement that;

(a)      Basic Representations.

         (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and if relevant under such laws in good standing.

         (ii) Powers. It has the power to execute and deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery, and performance;

         (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgement of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv)    Consents.        All governmental and other consents that are
         required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that purports to draw into question, or is likely to affect, the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in paragraph 2 of Part 3 of the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in Part 2 of the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in Part 2 of the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that, so long as it has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:

(a)      Furnish Specified Information.  It will deliver to the other party:

         (i) any forms, documents or certificates relating to taxation specified in Part 3 of the Schedule or any Confirmation; and

         (ii) any other documents specified in Part 3 of the Schedule or any Confirmation,

by the date specified in Part 3 of the Schedule or such Confirmation or, if none is specified, as soon as practicable.

(b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consent of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. It will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Specified Entity of such party, of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:

         (i) Failure to Pay. Failure by the party to pay, when due, any amount required to be paid by it under this Agreement if such failure is not remedied on or before the third Business Day after notice of such failure to pay is given to the party:

         (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to pay any amount required to be paid by it under this Agreement or to give notice of a Termination Event or any agreement or obligation under
         Section 4(a)(i) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)            Credit Support Default.

                 (1) Failure by the party or any applicable Specified Entity to comply with or perform any agreement or obligation to be complied with or performed by the party or such Specified Entity in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                 (2) the expiration or termination of such Credit Support Document, or the ceasing of such Credit Support Document to be in full force and effect, prior to the final Scheduled Payment Date of each Swap Transaction to which such Credit Support Document relates without the written consent of the other party; or

                 (3) the party or such Specified Entity repudiates, or challenges the validity of , such Credit Support Document;

         (iv) Misrepresentation. A representation(other than a representation under Section 3(e) or (f) made or repeated or deemed to have been made or repeated by the party or any applicable Specified Entity in this Agreement or any Credit Support Document relating to this Agreement proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) Default under Specified Swaps. The occurrence of an event of default in respect of the party or any applicable Specified Entity under a Specified Swap which, following the giving of any applicable notice or the lapse of any applicable grace period, has resulted in the designation or occurrence of an early termination date in respect of such Specified Swap:

         (vi) Cross default. If "Cross Default" as specified in Part 1 of the Schedule as applying to the party (1) the occurrence or existence of an event or condition in respect of such party or any applicable Specified Entity under one or more agreements or instrument relating to specified Indebtedness of such party or any such Specified Entity in an aggregate amount of not less than the Threshold Amount (as specified in Part 1 of the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being desired due and payable under such agreement or instrument, before it would otherwise have been due and payable or (2) the failure by such party or any such Specified Entity to make one or more payment at maturity in an aggregate amount of not less than the Threshold Amount under such agreements or instruments (after giving effect to any applicable grace period).

         (vii)            Bankruptcy.  The party or any applicable Specified
         Entity:

                          (1) is dissolved; (2) becomes insolvent or fails or is unable or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgement of insolvency of bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditor' rights, or a petition is presented for the winging-up of liquidation of the party or any such Specified Entity, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an for relief or the making of an order for the winding-up or liquidation of the party or such Specified Entity or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up of liquidation;
                          (6) seeks or becomes subject to the appointment of an administrator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (regardless of how brief such appointment may be, or whether any obligations are promptly assumed by another entity or whether any other event described in this clause (6) has occurred and is continuing); (7) any event occurs with respect to the party or any such Specified Entity which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clause (1) to (6)(inclusive); or (8) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of foregoing acts;

         other than in the case of clause (1) or (5) or, to the extent it relates to those clauses, clause (8) for the purpose of consolidation, amalgamation or merger which would not constitute an event described in (viii) below; or

         (viii) Merger Without Assumption. The party consolidates or amalgamates with , or merges into, or transfers all or substantially all its assets to , another entity and, at the time of such consolidation, amalgamation, merger or transfer:

                 (1) The resulting, surviving or transferee entity fails to assume all the obligations of such party under this Agreement by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                 (2) the benefits of any Credit Support Document relating to this Agreement fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below, a Tax Event Upon Merger if the event is specified in (iii) below or a Credit Event Upon Merger if the event is specified in (iv) below:

         (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which such Swap Transaction is entered into, or due to promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):

                 (1) to perform any absolute or contingent obligation to make a payment or to receive a payment in respect of such Swap Transaction or to Comply with any other material provision of this Agreement relating to such Swap Transaction; or

                 (2) to perform, or for any applicable Specified Entity to perform, any contingent or other obligation which the party (or such Specified Entity has under any Credit Support Document relating to such Swap Transaction:

         (ii)    Tax Event

                 (1) The party (which will be the Affected Party) will be required on the next succeeding Scheduled Payment Dated to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e)) as a result of a Change in Tax Law; or

                 (2) there is a substantial likelihood that the party (which will be the Affected Party) will be required on the next succeeding Scheduled Payment Date to pay to the other party an additional amount in respect of an Indemnifiable Tax under
                 Section 2(d)(i)(4) (except in respect of interest under Section 2(E)) and such substantial likelihood results from an action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which such Swap Transaction was entered into (regardless of whether such action was taken or brought with respect to a party to the Agreement);

         (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount, in either case as a result of a party consolidating or amalgamating with, or merging into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii); or

         (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in Part 1 of the Schedule as applying to the party, such party ("X") consolidates or amalgamates with, or merges into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity (which will be the Affected Party) is materially weaker than that of X immediately prior to such action.

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       Early Termination

         (a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Swap Transactions. However, an Early Termination Date will be deemed to have occurred in respect of all Swap Transactions immediately upon the occurrence of any Event of Default specified in Section 5(a)(vii)(1),
         (2), (3), (5), (6), (7) or (8) and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence of any Event of Default specified in Section 5(a)(vii)(4).

(b)      Right to Terminate Following Termination Event

         (i) Notice. Upon the occurrence of a Termination Event, an Affected Party will, promptly upon becoming aware of the same, notify the other party thereof, specifying the nature of such Termination Event and the Affected Transactions relating thereto. The Affected Party will also give such other information to the other party with regard to such Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will as a condition to its right to designate an Early Termination Date under Section 6(b)(iv) use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses to transfer with 20 days after it gives notice under Section 6(b)(1) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its offices, branches or Affiliates so that such Termination Event ceases to exist.
         If the Affected Party is no able to make such a transfer it will give notice to the other party so that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(1).
         Any such transfer by a party under this Section 6(b)(1) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into swap transactions with the transferee on the terms proposed.

         (iii)   Two Affected Parties.     If an Illegality under Section
         5(b)(i)(1) or a Tax Event occurs and there are two Affected Paries, each party will use all reasonable efforts to reach agreement with 30 days after notice thereof is given under Section 6(b)(1) on action that would cause such Termination Event to cease to exist.

         (iv)    Right to Terminate. If:

                 (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                 (2) an Illegality under Section 5(b)(i)(2) or a Credit Event Upon Merger occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party.

either party in the case of an illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event, or the party which is not the Affected Party in the case of a Credit Event Upon Merger, may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i)     if notice designation an Early Termination Date is given under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is continuing on the relevant Early Termination Date.

         (ii) Upon the effectiveness of notice designation an Early Termination Date (or the deemed occurrence of an Early Termination
         Date), the obligations of the paries to make any further payments under Section 2(a)(i) in respect of the Terminated Transaction will terminate, but without prejudice to the other provisions of this Agreement.

(d)      Calculations.

         (i) Statement. Following the occurrence of an Early Termination Date, each party will make the calculations (including calculation of applicable interest rates) on its part contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations) and (2) giving details of the relevant account to which any payment due to it under Section 6(e) is to be made. In the absence of written confirmation of a quotation obtained in determining a Market Quotation from the source providing such quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Due Date. The amount calculated as being payable under Section 6(e) will be due on the day that notice of the amount payable is effective (in the case of as Early Termination Date which is designated or deemed to occur as a result of an Event of Default) and not later than the day which is two Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon in the Termination Currency from (and Including) the relevant Early Termination Date to (but excluding) the relevant due date, calculated as follows:

                 (1) if notice is given designation an Early Termination Date or if an Early Termination Date is deemed to occur, in either case as a result of an Event of Default, at the Default Rate; or

                 (2) if notice is given designating an Early Termination Date as a result of a Termination Event, at the Default Rate minus 1% per annum.
                 Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      Payments on Early Termination.

         (i) Defaulting Party of One Affected Party. If notice is given designating an Early Termination Date or if and Early Termination Date is deemed to occur and there is a Defaulting Party or one Affected Party, the other party will determine the Settlement Amount in respect of the Terminated Transactions and:

                 (1) if there is a Defaulting Party, the Defaulting Party will pay to the other party the excess, if a positive number of (A) the sum of such Settlement Amount and its Termination Currency Equivalent of the Unpaid Amounts owing to the party and (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party: and

                 (2) if there is an Affected Party, the payment to be made will be equal to (A) the sum of such Settlement Amount and Termination Currency Equivalent of the Unpaid Amounts owing to the party determining the Settlement Amount ("X") less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the party and determining the Settlement Amount ("Y").

         (ii) Two Affected Parties. If notice is given of an Early Termination Date and there are Two Affected Parties, each party will determine a Settlement Amount in respect of the Terminated Transactions and the payment to be made will be equal to (1) the sum of (A) one half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (B) the Termination Currency Equivalent of the Unpaid Amounts owing to X less
         (2) the Termination Currency Equivalent of the Unpaid Amounts owing to
         Y.

         (iii) Party Owing. If the amount calculated under Section 6(e)(i)(2) or (ii) is a positive number Y will pay such amount to X; if such amount is a negative number, X will pay the absolute value of such amount to Y.

         (iv) Adjustment for Bankruptcy. In Circumstances where an Early Termination Date is deemed to occur, the amount determined under
         Section 6(e)(i) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments made by one party to the other under this Agreement (and retained by such other party)during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (v) Pre-Estimate of Loss. The parties agree that the amounts recoverable under this Section 6(e) are a reasonable pre- estimate of loss and not a penalty. Such amounts are payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       Transfer
         Subject to Section 6(b) and to any exception provided in the Schedule, neither this Agreement nor any interest or obligation in or under this Agreement may be transferred by either party without the prior written consent of the other party (other than pursuant to a consolidation or amalgamation with, or merger into, or transfer of all or substantially all its assets to, another entity) and any purported transfer without such consent will be void.

8.       Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not by discharged or satisfied by any tender in any currency other that the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts due in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency due in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency due in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgements. To the extent permitted by applicable law, if any judgement or order expressed in a currency other than the Contractual Currency is rendered

(i) for the payment of any amount owing in respect of the Agreement, (ii) for the payment of any amount relation to an early termination in respect of this Agreement or (iii) in respect of a judgement or order of another court for the payment of any amount described in (i) or (ii) above, the parties seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such parties as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgement or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgement or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums due in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing and executed by each of the parties or confirmed by an exchange of telexes.

(c) Survival of Obligations. Except as provided in Section 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of Swap Transactions.
(d) Remedies Cumulative. Except as provided in this Agreement, the rights, power, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      Counterparts and Confirmations.

                 (i) This Agreement may be executed in counterparts, each of which will be deemed an original.

                 (ii) A confirmation may be executed in counterparts or be created by an exchange of telexes, which in either case will be sufficient for all purposes to evidence a binding supplement to this Agreement. Any such counterpart or telex will specify that it constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Multibranch Parties

If a party is specified as a Multibranch Party in Part 4 of the Schedule, such Multibranch Party may make and receive payments under any Swap Transaction through any of its branches or offices listed in the Schedule (each an "Office"). The Office through which it so makes and receives payments for the purpose of any Swap Transaction will be specified in the relevant Confirmation and any change of Office for such purpose requires the prior written consent of the other party. Each Multibranch Party represents to the other party that, notwithstanding the place of payment, the obligations of each Office are for all purposes under this Agreement the obligations of such Multibranch Party. This representation will be deemed to be repeated by such Multibranch Party on each date on which a Swap Transaction is entered into.

11.      Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or by reason of the early termination of any Swap Transaction, including, but not limited to, costs of collection.

12.      Notices

(a) Effectiveness. Any notice or communication in respect of this Agreement will be sufficiently given to a party if in writing and delivered in person, sent by certified or registered mail (airmail, if overseas) or the equivalent (with return receipt requested) or by overnight courier or given by telex (with answerback received) at the address or telex number specified in
Part 4 of the Schedule.  A notice or communication will be effective:

         (i) if delivered by hand or sent by overnight courier, on the day it is delivered (or if that day is not a day on which commercial banks are open for business in the city specified in the address for notice provided by the recipient (a "Local Banking Day"), or if delivered after the close of business on a Local Banking Day, on the first following day that is a Local Banking Day);

         (ii) If sent by telex, on the day the recipient's answerback is received (or if that day is not a Local Banking Day, or if after the close of business on a Local Banking Day, on the first following day that is a Local Banking Day); or

         (iii) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), three Local Banking Days after despatch if the recipient's address for notice is in the same country as the place of despatch and otherwise seven Local Banking Days after despatch.

(b) Change of Addresses. Either party may by notice to the other change the address or telex number at which notices or communications are to be given to it.

13.      Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in Part 4 of the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:

         (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgements Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in Part 4 of the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets irrespective of their use or intended uses, all immunity on the grounds of sovereignty or other similar grounds from lawsuit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:
"Affected Party:" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Swap Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Swap Transactions.

"Affiliate" means, subject to Part 4 of the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Burdened Party" has the meaning specified in Section 5(b).

"Business Day" means (a) in relation to any payment due under Section 2(a)(i), a day on which commercial banks and foreign exchange markets are open for business in the place(s) specified in the relevant Confirmation and (b) in relation to any other payment, a day on which commercial banks and foreign exchange markets are open for business in the place where the relevant account is located and, if different, in the principal financial center of the currency of such payment.

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Swap Transaction is entered into.

"consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has he meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument which is specified as such in this Agreement.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the dated specified as such in a notice given under Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a).

"illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business is such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or A Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified in the case of tax matters by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"loss" means, with respect to a Terminated Transaction and a party, an amount equal to the total amount (expressed as a positive amount) required, as determined as of the relevant Early Termination Date or if an Early Termination Date is deemed to occur, as of a time as soon thereafter as practicable by the party in good faith, to compensate it for any losses and costs (including loss of bargain and costs of funding but excluding legal fees and other out-of-pocket expenses) that it may incur as a result of the early termination of the obligations of the parties in respect of such Terminated Transaction. If a party determines that it would gain or benefit from such early termination, such party's Loss will be an amount (expressed as a negative amount) equal to the amount of the gain or benefit as determined by such party.

"Market Quotation" means, with respect to a Terminated Transaction and a party to such Terminated Transaction making the determination, an amount (which may be negative) determined on the basis of quotations from Reference Market-makers for the amount that would be or would have been payable on the relevant Early Termination Date, either by the party to the Terminated Transaction Making the determination (to be expressed as a positive amount) or to such party (to be expressed as a negative amount), in consideration of an agreement between such party and the quoting Reference Market-maker and subject to such documentation as they may in good faith agree, with the relevant Early Termination Date as the date of commencement of such agreement (or, if later, the day specified as the effective date of such Terminated Transaction in the relevant Confirmation), that would have the effect of preserving for such party the economic equivalent of the payment obligations of the parties under Section 2(a)(i) in respect of such Terminated Transaction that would, but for the occurrence of the relevant Early Termination Date, fall due after such Early Termination Date (excluding any Unpaid Amounts in respect of such Terminated Transaction but including, without limitation, any amounts that would, but for the occurrence of the relevant Early Termination Date, have been payable (assuming each applicable condition precedent had been satisfied) after such Early Termination Date by reference to any period in which such Early Termination Date occurs). The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent practicable as of the same time (without regard to differed time zones) on the relevant Early Termination Date (or, if an Early Termination Date is deemed to occur, as of a time as soon thereafter as practicable). The time as of which such quotations are to be obtained will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that parties and otherwise will be agreed by the parties. If more than three such quotations are provided, the Market Quotation will be the arithmetic mean of the Termination Currency Equivalent of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the quotations having the highest and lowest values. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction cannot be determined.

"Office" has the meaning specified in Section 10.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute and Event of Default.

"Reference Market-makers" means four leading dealers in the relevant swap market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where a branch or office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date: means a date on which a payment is due under Section 2(a)(i) with respect to a Swap Transaction.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction for which a Market Quotation is determined; and

(b) for each Terminated Transaction for which a Market Quotation is not, or cannot be, determined the Termination Currency Equivalent of such party's Loss

(whether positive or negative),

provided that if the parties agree that an amount may be payable under Section 6(e) to a Defaulting Party by the other party, no account shall be taken of a Settlement Amount expressed as a negative number.

"Specified Entity" has the meaning specified in Part 1 of the Schedule.

"Specified Indebtedness" means, subject to Part 1 of the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Swap" means, subject to Part 1 of the Schedule, any rate swap or currency exchange transaction now existing or hereafter entered into between one party to this Agreement (or any applicable Specified Entity) and the other party to this Agreement (or any applicable Specified Entity).

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means (a) with respect to any Early Termination Date occurring as a result of a Termination Event, all Affected Transactions and (b) with respect to any Early Termination Date occurring as a result of an Event of Default, all Swap Transactions, which in either case are in effect as of the time immediately preceding the effectiveness of the notice designating such Early Termination Date (or, in the case of an Event of Default specified in Section 5(a)(vii), in effect as of the time immediately preceding such Early Termination Date).

"Termination Currency" has the meaning specified in Part 1 of the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value the relevant Early Termination Date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6 (e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event Upon Merger or a Credit Event Upon Merger.

"Unpaid Amounts" owing to any party means, with respect to any Early Termination Date, the aggregate of the amounts that became due and payable (or that would have become due and payable but for Section 2(a)(iii) or the designation or occurrence of such Early Termination Date) to such party under
Section 2(a)(i)
in respect of all Terminated Transactions by reference to all periods ended on or prior to such Early Termination Date and Which remain unpaid as at such Early Termination Date, together with (to the extent permitted under applicable law and in lieu of any interest calculated under Section 2(e)) interest thereon, in the currency of such amounts, from (and including) the date such amounts became due and payable or would have become due and payable to (but excluding) such Early Termination Date, calculated as follows:

(a) in the case of notice of an Early Termination Date given as a result of an Event of Default:

         (i) interest on such amounts due and payable by a Defaulting Party will be calculated at the Default Rate, and

         (ii) interest on such amounts due and payable by the other party will be calculated at a rate per annum equal to the cost to such other party (as certified by 10 if it were to fund such amounts (without proof or evidence of any actual cost); and

(b) in the case of notice of an Early Termination Date give as a result of a Termination Event, interest on such amounts due and payable by either party will be calculated at a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party as certified by such party and regardless of whether due and payable by such party) if it were to fund or funding such amounts.

Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

IN WITNESS WHEREOF the parties have executed this document as of the date specified on the first page of this document.



CM/CP Bull Run Joint Venture                       Cabot-Morgan Real Estate Company
By: CP Bull Run Limited Partnership
By: Bull Run Inc.

By:  Ronald S. Haft                              By:  Herbert H. Haft
   --------------------------------                 --------------------------------
Name: Ronald S. Haft                               Name: Herbert H. Haft
Title: President                                   Title: Chairman of the Board

                                    SCHEDULE

                                     to the

                 Interest Rate and Currency Exchange Agreement,

                           dated as of May 21, 1993,


between CM/CP BULL RUN JOINT VENTURE, a Delaware general partnership ("Party A"), and CABOT-MORGAN REAL ESTATE COMPANY, a Delaware corporation ("Party B").

                                     Part 1
                     Definitions and Termination Provisions

In the Agreement:

(1) Unless otherwise designated by a Confirmation for a particular Swap Transaction, the "Calculation Agent" shall be Party A.

(2)      "Specified Entity" means:

         (i)     with respect to Party A for purposes of this Agreement; None;
         and

         (ii)    with respect to Party B for purposes of this Agreement; None.

(3) "Specified Swap" means any rate swap, rate cap, rate floor, rate collar, currency exchange transaction, forward rate agreement, or other exchange or rate protection transaction, or any combination of such transactions or agreements or any option with respect to any such transaction now existing or hereafter entered into between one party to this Agreement and the other party to this Agreement.

(4) The "Default Rate" shall be, notwithstanding the provisions of Section 14, the NationsBank Prime Rate (as defined below) plus 4% unless otherwise set forth in a confirmation for a particular Swap Transaction. The "NationsBank Prime Rate" means, on any day, the rate of interest per annum established by NationsBank of D.C., N.A., a national banking association, as its "prime rate."

(5) Unless otherwise designated in a Confirmation for a particular Swap Transaction, "Termination Currency" means United States Dollars.

(6)      For purposes of Section 5(a):

         (a) Section 5 (a)(i) is modified by changing "third" to "seven" in the second line.

         (b)     For the purposes of Section 5 (a)(vi):

                 The "Cross Default" provisions will not apply to either party or to any Specified Entity.

(7)      For purposes of Section 5(b):

         (a) The following shall be inserted in both Sections 5(b)(ii)(1) and 5(b)(ii)(2) after the word "amount" and before the word "in":

                 (other than an additional amount paid by reason of an increase in the rate of tax from other than a zero rate)

         (b) The following shall be inserted in Section 5(b)(ii)(2) before the words "there is a substantial likelihood that":

                 in the written opinion of independent legal counsel of recognized standing

         (c) The provisions of Section 5(b)(iii) relating to Tax Event Upon Merger will not apply to the parties.

         (d) The provisions of Section 5(b)(iv) relating to Credit Event Upon Merger will not apply to the parties.

(8) Section 6(b)(iv) is amended by deleting the language beginning with clause (2) and ending with the period and substituting therefor the following:

         (2)     an Illegality under Section 5(b)(i)(2) occurs,

         either party in the case of an Illegality or any Affected Party in the case of a Tax Event, may, by not more than 20 days' notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as early Termination Date in respect of all Affected Transactions.

(9) Section 6(e)(i) is modified by deleting the period at the end of clause (2) and substituting therefor "; and". This section is further modified by adding the following as a new clause:

         (3) for purposes of calculating payments due in respect of an Early Termination Date (including any payments under Section 6(d) and any Unpaid Amounts), an Event of Default specified in Section 5(a)(vii) (Bankruptcy) of this Agreement shall be treated as if it were a Termination Event with the Defaulting Party as the Affected Party (and for such purposes the proviso to the definition of "Settlement Amount" shall be deemed to be of no force and effect). Such Event of Default shall take precedence over any other Event of Default which is existing at the time of the designation or deemed occurrence of such Early Termination Date.

                                     Part 2
                                Representations

(1)      Tax Representations.     The following tax representation is made by
         both Party A and Party B for purposes of Section 3(e):

                 It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e) or 6(d)) to be made by it to the other party under this Agreement.

         In making this representation, each party may rely on:

                 (i) the accuracy of any representation made by the other party pursuant to Section 3(f);

                 (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i); and

                 (iii) the satisfaction of the agreement of the other party contained in Section 4(d).

(2)      Other Representations.   The following shall be an additional
         representation f each party under Section 3 of this Agreement:

         (g)     Financial Information.    As of the date hereof, there has
         been no
         material adverse change as to its financial condition or the results of its operations set forth in the most recent financial information provided by it to the other party.

                                     Part 3
                            Document to be delivered

For purposes of Section 4(a):

(1) Covenants regarding tax forms, documents or certificates to be delivered under 4(a)(i) are as follows:

                 Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such government or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow such other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and
                 (ii) learning that the form or document is required.

                                     Part 4
                                 Miscellaneous

(1)      Governing Law.   This Agreement will be governed by and construed in
         accordance with the laws of the State of New York without reference to the choice of law doctrine.

(2)      Process Agent.

         Neither party appoints any Process Agent.

(3)      Multibranch Party.

         Party A is not a Multibranch Party.
         Party B is not a Multibranch Party.

(4)      Addresses for Notices.

         Address for notices or communications to Party A (for all purposes):

         Address:         C/O COMBINED PROPERTIES, INC.
                          1899 L STREET, N.W.
                          WASHINGTON, D.C.  20036

         Attention:       David Roodberg and Alexis Iszard

         Address for notices or communications to Party B (for all purposes):

         Address:         3300 75TH AVENUE
                          LANDOVER, MARYLAND  20785

         Attention:       Ron Marshall

(5)      Netting of Payments.

         "Net Payments-Corresponding Payment Dates" will apply for the purpose of Section 2(c) with the effect from the date of this Agreement.

                                     Part 5
                                Other Provisions

(1)      ISDA Definitions.        Except as otherwise defined in this Schedule
         or a Confirmation, this Agreement and each Swap Transaction are subject to the 1991 Definitions, and will be governed in all relevant respects by the provisions set forth in the 1991 Definitions, without regard to any amendments to the 1991 Definitions subsequent to the date hereof. The provisions of the 1991 Definitions are incorporated by reference in, and shall be deemed a part of, this Schedule and each Confirmation, as if set forth in full in this Schedule and that Confirmation. In the event of any inconsistency between the provisions of this Schedule and the 1991 Definitions, this Schedule will prevail. In the event of any inconsistency between the provisions of a Confirmation for a particular Swap Transaction and this Schedule, such Confirmation will prevail for purposes of the relevant Swap Transaction.

(2)      Confirmations.   A Confirmation of a Swap Transaction may be
         substantially in the form attached hereto as Exhibit I (or in such other form as the paries hereto may agree). Each party agrees to promptly request the correction of any errors in any Confirmation received from the other party. Each party further agrees that it will use its best efforts to promptly execute and provide to the other party any such Confirmation that accurately reflects the terms of the Swap Transaction to which it relates. Each party understands and agrees that any fully executed Confirmation shall remain in full force and effect until such time as the final Confirmation, if any, that supersedes and replaces such Confirmation is executed by the parties.

(3)      Payment Accounts.        All payments under this Agreement shall be
         made to the following accounts:

         If to Party A:   Acct. No.---------------------------------------
                          Address ----------------------------------------

         If to Party B:   Acct. No.---------------------------------------
                          Address ----------------------------------------

(4)      No Set-Off.      All amounts payable under this Agreement by a party
         shall be paid without any set-off or counterclaim.

(5)      Deduction or Withholding for Tax.         Section 2(d)(i)(4) shall be
         amended to read as follows:

         if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that:

         (A) it would not be required to be paid but for the failure by Y to comply with or perform any agreement contained in Section 4(a)(i) or 4(d);

         (B) it would not be required to be paid but for Y's consolidation or amalgamation with or into, or merger into, or transfer of all or substantially all of its assets to, another party; or

         (C) Y determines it will receive credit for the Indemnifiable Tax in computing its tax liability with respect to the amounts payable under this Agreement.

         (D) it would not be required to be paid but for the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for a Change in

                 Tax Law.


         IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed as of the date first above written.

                                           PARTY A:
                                           --------

                                           CM/CP BULL RUN JOINT VENTURE, a Delaware
                                           General Partnership

                                           By:     CABOT-MORGAN REAL ESTATE COMPANY, a
                                                   Delaware Corporation, General Partner



                                                   By:  Herbert H. Haft
                                                      ---------------------------------
                                                   Herbert H. Haft, Chairman
                                                   Date:  May 21, 1993
                                                        -------------------------------

                                           By:     CP/BULL RUN LIMITED PARTNERSHIP
                                                   COMPANY, a Maryland Limited
                                                   Partnership, General Partner


                                                   By:  Ronald S. Haft
                                                      ---------------------------------
                                                   Ronald S. Haft, President
                                                   Date:  May 21, 1993
                                                        -------------------------------

                                           PARTY B:
                                           --------

                                           CABOT-MORGAN REAL ESTATE COMPANY, a
                                           Delaware Corporation

                                           By:  Herbert H. Haft
                                              ---------------------------------------
                                           Herbert H. Haft, Chairman
                                           Date:  May 21, 1993
                                                -------------------------------------

                                   EXHIBIT I


                                  CONFIRMATION

                            Dated as of May 21, 1993


CABOT-MORGAN REAL ESTATE COMPANY
C/O COMBINED PROPERTIES, INC.
1899 L STREET, N.W.
WASHINGTON, D.C.  20036


         SUBJECT: Swap Transaction between CM/CP BULL RUN JOINT VENTURE and CABOT-MORGAN REAL ESTATE COMPANY

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date listed below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange Agreement specified below, and supersedes and replaces any previously executed Confirmation of this Swap Transaction.

1. The definitions and provisions contained in the 1991 ISDA Definitions (the "1991 Definitions"), as published by the International Swap Dealers Association, Inc. ("ISDA"), are incorporated into this Confirmation. The parties agree that this transaction is a Swap Transaction under the master Interest Rate and Currency Exchange Agreement of the parties dated as of May 21, 1993. The master agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the "ISDA Agreement"). In the event of any inconsistency between the 1991 Definitions, the ISDA Agreement, and this Confirmation, this confirmation will govern.

         This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the ISDA Agreement described above.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Party A:         CM/CP Bull Run Joint Venture

         Party B:         Cabot-Morgan Real Estate Company

         Related Note:    The note in the aggregate amount of $9,750,000,
         issued by NationsBank of D.C., N.A. ("NationsBank"), pursuant to the Deed of Trust Note, dated May 21, 1993, between NationsBank and Party A and due May 21, 1996 (the "Loan Agreement").

         Notional Amount:         US $9,750,000.  Amortizing according to the
         attached Schedule A.

         Revised Schedule A:      In the event that Party A makes a partial
         prepayment of the Related Note pursuant to Section 4 of the Loan Agreement, then at the time of any such partial prepayment, Party A shall provide a revised Schedule A to Party B in form and substance satisfactory to Party B to reflect a pro rata reduction to the scheduled amortization of the Notional Amount to the same extent as such partial prepayment reduces the scheduled amortization of the Related Note, and such revised Schedule A shall supersede and replace the most recent Schedule A to this

         Confirmation.

         Trade Date:        May 21, 1993

         Effective Date:    May 21,1993

         Termination Date:  May 21, 1996

         Fixed Amounts:

                 Fixed Rate Payer:         Party A

                 Fixed Rate Payer Payment Dates:   The first day of each
                 calendar month, for the period from and including May 21, 1993 and to but excluding May 21, 1996, subject to adjustment in accordance with the Following Business Day convention.

                 Fixed Rate:      8% per annum for the period from and
                 including May 21, 1993 and to but excluding May 1, 1994; 8.5% per annum for the period from and including May 1, 1994 and to but excluding May 1,1995, and 9% per annum for the period from and including May 1, 1995 and to but excluding May 21, 1996.

                 Fixed Rate Day Count Fraction:    Actual/360

         Floating Amounts:

                 Floating Rate Payer:      Party B

                 [Floating Rate Payer Currency Amount:]

                 Floating Rate Payer Payment Dates: The first day of each calendar month for the period from and including May 21, 1993 and to but excluding May 21, 1996, subject to adjustment in accordance with the Following Business Day convention.

                 Floating Rate Option:     NationsBank Prime, determined as set
                 forth in "Other Provisions," below.

                 Spread:  Plus 0.75% (75 basis points)

                 Floating Rate Day Count Fraction:          Actual/360

                 Reset Dates:     Each Business Day

         Business Days:   Washington, D.C.

         Other Provisions:

         (a) "NationsBank Prime" means that a rate for a Reset Date will be the rate of interest per annum then most recently established by NationsBank as its "prime rate";provided, however, that if the NationsBank Prime rate is not established for a Reset Date, the rate for that Reset Date will be the rate in effect for the immediately preceding Reset Date. Any such established rate is a general rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by NationsBank to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general.

         (b) At any time after the Effective Date of this Swap Transaction, and provided that Party A has prepaid in full the Related Note pursuant to Section 4 of the Loan Agreement, Party A may, on the terms and conditions set forth in this paragraph (b) and paragraphs (c), (d) and (e), terminating any other Swap Transactions under the ISDA Agreement, unless Party A shall otherwise be entitled to terminate such other Swap Transactions pursuant to Section 6 of the ISDA Agreement);provided, however, that no Event of Default with respect to Party A or event that with the giving of notice or the lapse of time, or both, would constitute such an Event of Default shall have occurred and be continuing, and provided that no Early Termination Date has been designated.

         (c) Party A shall notify Party B telephonically of its election to terminate this Swap Transaction on not more than 30 days and not less than 7 days prior notice ("Optional Termination Election"), such termination shall be effective on the date of the prepayment in full under the Loan Agreement (the "Repurchase Date"), and such notice shall be irrevocable. The Optional Termination Election shall be confirmed by notice in writing by Party A to Party B one Business Day after making election.

         (d) The amount payable on the Repurchase Date will be the amount that would, had this Swap Transaction not been terminated, have accrued as of the Repurchase Date on the Notional Amount under this Swap Transaction but had not yet been paid by Party A or Party B, as the case may be. Notwithstanding the foregoing, if Party A or Party B shall, at the time of termination of this Swap Transaction, be entitled to terminate any other Swap Transactions pursuant to Section 6 of the ISDA Agreement, the amount payable in respect to the termination of all such Swap Transactions (including this Swap Transaction) shall be determined in accordance with Section 6 of the ISDA Agreement.

         (e) The designation of the Repurchase Date by Party A shall not affect or suspend any obligations of the paries hereto arising under this Swap Transaction on or prior to the Repurchase Date. Upon the payment of the amount required by the preceding paragraph (b), the obligation of each party to make any further payments contemplated by Section 2 of the ISDA Agreement with respect to this Swap Transaction will terminate.


3.       Account Details:

                 Payments to Fixed Rate Payer:

                          Account for payments:    Please Provide

                 Payments to Floating Rate Payer:

                          Account for payments:    Please Provide

4.       Time for Payments:       5:00 p.m. (Eastern Time), subject to the
         provisions of Part 1 Item (7)(a) of the Schedule

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                   PARTY A:
                                                   --------

                                                   CM/CP BULL RUN JOINT VENTURE, a Delaware
                                                   General Partnership

                                                   By:      CABOT MORGAN REAL ESTATE COMPANY, a
                                                            Delaware Corporation, General Partner


                                                            By:  Herbert H. Haft
                                                               ---------------------------------
                                                            Herbert H. Haft, Chairman
                                                            Date:  May 21, 1993
                                                                 -------------------------------

                                                   By:      CP/BULL RUN LIMITED PARTNERSHIP
                                                            COMPANY, a Maryland Limited
                                                            Partnership, General Partner


                                                            By:  Ronald S. Haft
                                                               ---------------------------------
                                                            Ronald S. Haft, President
                                                            Date:  May 21, 1993
                                                                 -------------------------------


Accepted and confirmed as
of the date first written:

PARTY B:
- --------

CABOT-MORGAN REAL ESTATE COMPANY,
a Delaware Corporation

By:  Herbert H. Haft
   -----------------------------------
Herbert H. Haft, Chairman
Date:  May 21, 1993
     ---------------------------------